UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ENERGOUS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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3590 North First Street, Suite 210

San Jose, California 95134

   April 30, 2021

You are cordially invited to attend the annual meeting of stockholders of Energous Corporation to be held at 10:00 a.m., Pacific Time, on Wednesday, June 16, 2021. Due to the public health impact of the COVID-19 coronavirus pandemic, the annual meeting will be held entirely online. You will be able to attend and participate in the annual meeting online by visiting www.virtualshareholdermeeting.com/WATT2021, where you will be able to listen to the meeting live, submit questions, and vote.

We look forward to your attending either virtually online or by proxy. Further details regarding the matters to be acted upon at this meeting appear in the accompanying Notice of 2021 Annual Meeting of Stockholders and Proxy Statement. Please give this material your careful attention.

Very truly yours,

Daniel W. Fairfax
Chairman of the Board of Directors

ENERGOUS CORPORATION

3590 North First Street, Suite 210

San Jose, California 95134

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 16, 2021

To the Stockholders of Energous Corporation:

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders of Energous Corporation, a Delaware corporation, will be held on Wednesday, June 16, 2021 at 10:00 a.m., Pacific Time. Due to the public health impact of the COVID-19 coronavirus pandemic, the annual meeting will be held entirely online. You will be able to attend and participate in the annual meeting online by visiting www.virtualshareholdermeeting.com/WATT2021, where you will be able to listen to the meeting live, submit questions, and vote.

•	To elect five members of the Board of Directors;
•	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for 2021;
•	To approve an amendment and restatement of our 2013 Equity Incentive Plan that will increase the total shares of common stock available for issuance thereunder, as described further herein;
•	To approve an amendment and restatement of our Employee Stock Purchase Plan that will increase the total shares of common stock available for issuance thereunder, as described further herein;
•	To approve an amendment and restatement of our Performance Share Unit Plan that will increase the total shares of common stock available for issuance thereunder, as described further herein;
•	To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

Only Energous stockholders of record at the close of business on April 19, 2021, the record date of this meeting fixed by the Board of Directors, are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

By Order of the Board of Directors,

Daniel W. Fairfax
Chairman of the Board of Directors

San Jose, California

April 30, 2021

PROXY STATEMENT

3590 North First Street, Suite 210

San Jose, California 95134

INFORMATION ABOUT SOLICITATION AND VOTING

The Board of Directors (“Board”) of Energous Corporation (“Company,” “Energous,” “we,” “us” or “our”) is providing these materials to you in connection with our 2021 Annual Meeting of stockholders, which will take place on Wednesday, June 16, 2021, 10:00 a.m., Pacific Time. Due to the emerging public health impact of the COVID-19 coronavirus pandemic, the annual meeting will be held entirely online. You will be able to attend and participate in the annual meeting online by visiting www.virtualshareholdermeeting.com/WATT2021, where you will be able to listen to the meeting live, submit questions, and vote. This proxy statement and the accompanying notice and form of proxy are expected to be first sent to stockholders on or about April 30, 2021.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

You have received this because our Board of Directors is soliciting your proxy to vote your shares at the annual meeting. The proxy statement includes information that we are required to provide you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.

What is a proxy?

Our Board of Directors is asking for your proxy, meaning that you authorize persons selected by the Board to vote your shares at the annual meeting in the way that you instruct. All shares represented by valid proxies received before the annual meeting will be voted in accordance with the stockholder’s specific voting instructions.

What is included in these materials?

These materials include:

•	this Proxy Statement for the annual meeting;
•	a proxy card for the annual meeting; and
•	the 2020 Annual Report to Stockholders, which consists of our 2020 Annual Report on Form 10-K.

What items will be voted on at the annual meeting?

There are three proposals scheduled to be voted on at the annual meeting:

•	election of five director nominees nominated by our Board of Directors;
•	ratification of the appointment of Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
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to approve an amendment and restatement of our 2013 Equity Incentive Plan (“2013 EIP”) that will increase the total shares of common stock available for issuance thereunder, as described further herein;

•	to approve an amendment and restatement of our Employee Stock Purchase Plan (“ESPP”) that will increase the total shares of common stock available for issuance thereunder, as described further herein;
•

to approve an amendment and restatement of our Performance Share Unit Plan (“PSU Plan”) that will increase the total shares of common stock available for issuance thereunder, as described further herein;

The Board is not aware of any other matters to be brought before the annual meeting. If other matters are properly raised at the meeting, the proxy holders are authorized to vote in their discretion any shares that they represent by proxy.

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

•	FOR the nominees to the Board of Directors presented in this proxy statement;
•	FOR the ratification of the appointment of Marcum as our independent registered public accounting firm for 2021;
•	FOR the approval of an amendment and restatement of our 2013 Equity Incentive Plan that will increase the total shares of common stock available for issuance thereunder, as described further herein;

•      FOR the approval of an amendment and restatement of our Employee Stock Purchase Plan that will increase the total shares of common stock available for issuance thereunder, as described further herein

•      FOR the approval of an amendment and restatement of our Performance Share Unit Plan that will increase the total shares of common stock available for issuance thereunder, as described further herein

Who may participate in the annual meeting?

This year’s Annual Meeting will take place virtually through the Internet, in light of the COVID-19 pandemic and related public health concerns. We have designed the format of this year’s Annual Meeting to ensure that our shareholders who attend the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You are entitled to attend and participate in the Annual Meeting only if you were a shareholder of record as of the close of business on April 19, 2021, if you hold a valid proxy for the meeting, or if you are our invited guest. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/WATT2021, you must enter the 16-digit control number found on your proxy card or other proxy materials. If you do not have a control number, please contact the brokerage firm, bank, dealer, or other similar organization that holds your account as soon as possible so that you can be provided with a control number.

When is the record date and who is entitled to vote?

The Board of Directors set April 19, 2021 as the record date for the 2021 annual meeting of stockholders (“2021 Annual Meeting”). All record holders of Energous common stock as of the close of business on that date are entitled to vote at the meeting. Each share of common stock is entitled to one vote. As of the record date, there were 61,189,480 shares of common stock outstanding.

What is a stockholder of record?

A stockholder of record, or registered stockholder, is a person whose ownership of Energous stock is reflected directly on the books and records of our transfer agent, EQ Shareowner Services. If you hold stock through an account with a bank, broker or similar organization, you are considered the beneficial owner of shares held in “street name” by that institution and not a stockholder of record. For shares held in street name, the stockholder of record is the bank, broker or similar organization. We only have access to ownership records for the registered shares. If you are not a stockholder of record, we will require additional documentation to evidence your stock ownership as of the record date, such as a copy of your brokerage account statement, a letter from your broker, bank or other nominee or a copy of your notice or voting instruction card. As described below, if you are not a stockholder of record, you will not be able to vote your shares unless you have a proxy from the stockholder of record authorizing you to do so.

How do I vote?

If you are a shareholder of record, you may vote or submit a proxy by any of the following methods:

1.	By Internet—

Before the Annual Meeting—You may authorize the voting of your shares by following the “Vote by Internet” instructions set forth on the Notice or proxy card through 11:59 p.m. Pacific Time on June 15, 2021. You must specify how you want your shares voted or your vote will not be completed, and you will receive an error message.

During the Annual Meeting—You may vote online during the Annual Meeting. You may cast your vote electronically during the Annual Meeting using the 16-digit control number found on your proxy card or other proxy materials and following the instructions at www.virtualshareholdermeeting.com/WATT2021.

2.  By Telephone— You may vote by proxy, by phone, by following the instructions provided in the accompanying proxy card or the voting instruction card provided.

3. By Mail— Stockholders of record may vote by signing and returning the proxy card provided.

If you are a beneficial owner holding shares in street name, you must also obtain a proxy from the stockholder of record authorizing you to vote your shares and vote by following the voting instructions provided to you by your bank or broker.

For questions about your stock ownership or the annual meeting, you may contact us through our website at http://www.energous.com/contact/ or, if you are a registered holder, you may contact our transfer agent, EQ Shareowner Services, by email through the EQ Shareowner Services website at https://www.shareowneronline.com/UserManagement/ContactUs.aspx or call a toll free at +1-800-468-9716.

If you have any questions or require any assistance with completing your proxy, please contact Kingsdale Advisors by telephone (toll-free within North America) at +1-888-518-6799 or (call collect outside North America) at +1-416-867-2272 or by email at contactus@kingsdaleadvisors.com.

How can I change or revoke my vote?

•

Stockholders of record. You may change or revoke your vote by submitting a written notice of revocation to Energous Corporation, c/o Secretary, at 3590 North First Street, Suite 210, San Jose, California 95134, by submitting another vote at or before 10:00 am Pacific Time, on June 11, 2021, or by voting online during the Annual Meeting.

•	Beneficial owners of shares held in “street name.” You may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker.

What happens if I do not give specific voting instructions?

Stockholders of record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the annual meeting.

Beneficial owners of shares held in “street name.” If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote in its discretion on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-

routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares, which is referred to as a “broker non-vote.”

Which ballot measures are considered “routine” or “non-routine”?

The election of directors, the approval of the 2013 EIP amendment and restatement, the approval of the ESPP amendment and restatement and the approval of the PSU Plan amendment and restatement are considered to be non-routine matters under applicable rules. Brokers and other nominees cannot vote without shareholder instructions on non-routine matters, so there are likely to be broker non-votes on these proposals. The ratification of the appointment of Marcum as our independent registered public accounting firm for 2021 is considered to be a routine matter under applicable rules. Brokers or other nominees may generally vote on routine matters, and we do not expect there to be any broker non-votes with respect to this proposal.

What is the quorum for the annual meeting?

The presence at the annual meeting, virtually online or by proxy, of the holders of a majority of the shares entitled to vote is necessary for the transaction of business and a quorum at the annual meeting.

What is the voting requirement to approve each of the proposals?

The following are the vote requirements for each proposal:

•	Proposal 1, Election of directors. The nominees receiving the highest number of votes will be elected as members of our Board.
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Proposal 2, Ratification of appointment of independent registered public accounting firm. The ratification of the Audit Committee’s appointment of Marcum as our independent registered public accounting firm for 2021 will be approved if the number of votes cast “FOR” the proposal at the annual meeting exceed the number of votes cast “AGAINST” the proposal.

•

Proposal 3, Approval of an amendment and restatement of our 2013 EIP that will increase the total shares of common stock available for issuance thereunder, and effect certain other changes, as described further herein. The amendment to our 2013 EIP will be approved if the number of votes cast “FOR” the proposal at the annual meeting exceed the number of votes cast “AGAINST” the proposal.

•

Proposal 4, Approval of an amendment and restatement of our ESPP that will increase the total shares of common stock available for issuance thereunder, and effect certain other changes, as described further herein. The amendment to our ESPP will be approved if the number of votes cast “FOR” the proposal at the annual meeting exceeds the number of votes cast “AGAINST” the proposal.

•

Proposal 5, Approval of an amendment and restatement of our PSU Plan that will increase the total shares of common stock available for issuance thereunder, and effect certain other changes, as described further herein. The amended to our PSU Plan will be approved if the number of votes cast “FOR” the proposal at the annual meeting exceeds the number of votes cast “AGAINST” the proposal.

How are abstentions and broker non-votes treated?

Broker non-votes and abstentions are counted as present for purposes of determining the existence of a quorum is present. Broker non-votes and abstentions are not counted as votes cast and, therefore will have no effect on any of the proposals at the annual meeting.

Who pays for solicitation of proxies?

We are paying the cost of soliciting proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their votes. In addition to soliciting the proxies by mail, certain of our directors, officers and regular employees, without compensation, may solicit proxies personally or by telephone, facsimile and email. We have also retained Kingsdale Advisors, a proxy solicitation firm, to assist in the solicitation of proxies for a fee of approximately $18,500 plus a fee per call made on our behalf in connection with the solicitation of proxies and the reimbursement of out-of-pocket expenses incurred by it on our behalf.

Where can I find the voting results of the annual meeting?

We will announce the results of voting at the annual meeting in a Current Report on Form 8-K to be filed with the SEC within four business days following the annual meeting.

What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2022 Annual Meeting?

Requirements for Stockholder Proposals to Be Considered for Inclusion in these Proxy Materials. Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2022 annual meeting of stockholders must be received no later than December 31, 2021. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals must be delivered to the Company’s Secretary at 3590 North First Street, Suite 210, San Jose, California 95134.

Requirements for Stockholder Proposals to Be Brought Before the 2022 Annual Meeting of Stockholders. Notice of any director nomination or other proposal that you intend to present at the 2022 annual meeting of stockholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2022 annual meeting, must be delivered to our Secretary at 3590 North First Street, Suite 210, San Jose, California 95134 not earlier than the close of business on February 16, 2022 and not later than the close of business on March 18, 2022. In addition, your notice must set forth the information required by our bylaws with respect to each director nomination or other proposal that you intend to present at the 2022 annual meeting of stockholders.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Board Independence

The Board has determined that each of Mr. Fairfax, Ms. Au, Mr. Patel and Ms. Wilkerson, representing four of our five continuing directors, is an independent director within the meaning of the director independence standards of The Nasdaq Stock Market (“Nasdaq”). The Board has also determined that all of members of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are independent directors and meet any other requirements for membership on those specific committees under applicable Nasdaq and SEC rules.

Executive Sessions of Independent Directors

Executive sessions of our independent directors are generally scheduled following each regularly scheduled in-person meeting of the Board. Executive sessions do not include any non-independent directors and are led by the Chairman of the Board.

Board Leadership Structure

The Board does not have a general policy regarding the separation of the roles of Chairman and Chief Executive Officer. The Board believes that it should have the flexibility to make these determinations at any given time in the way that it believes best to provide appropriate leadership for the Company at that time. The Board has reviewed our current Board leadership structure in light of the composition of the Board, the size of our company, the nature of the Energous business and other relevant factors. We currently have a Chief Executive Officer and a separate Chairman of the Board. The Board believes that having an independent Chairman helps to ensure that management will be subject to independent and objective oversight and that the independent directors have an active voice in the governance of the Company. Mr. Rizzone serves as our Chief Executive Officer and Mr. Fairfax serves as the Chairman of the Board. However, in April 2021, we announced that Mr. Rizzone was taking a leave of absence due to health reasons. During his absence, we have formed an Office of the CEO, comprised of executive officers Brian Sereda, our Senior Vice President and Chief Financial Officer, Cesar Johnston, our Chief Operating Officer and Executive Vice President of Engineering, and Neeraj Sahejpal, our Senior Vice President of Marketing and Business Development. The Office of CEO reports directly to our Board and will collectively fulfill the duties usually undertaken by our CEO. During this time, Mr. Fairfax will continue to serve in a separate, independent role as the Chairman of our Board.

Security Holder Communications with the Board of Directors

Security holders who wish to communicate directly with the Board, the independent directors of the Board or any individual member of the Board may do so by sending such communication by certified mail addressed to the Chairman of the Board, as a representative of the entire Board or to the individual director or directors, in each case, c/o Secretary, Energous Corporation, 3590 North First Street, Suite 210, San Jose, California 95134. Our Secretary reviews any such security holder communication and forwards relevant communications to the addressee.

Policies Regarding Director Nominations

The Board has adopted a policy concerning director nominations, which is available at www.energous.com and summarized below.

Director Qualifications

The Corporate Governance and Nominating Committee is responsible for identifying the appropriate qualifications, skills and characteristics desired of members of the Board in the context of the needs of the business and the current composition and needs of the Board.

Director candidates are considered based upon a variety of criteria, including demonstrated business and professional skills and experiences relevant to our business and strategic direction, concern for long-term stockholder interests, and personal integrity and sound business judgment. The Board seeks members from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our stockholders diversity of opinion and insight in the areas most important to us and our corporate mission. In addition, nominees for director are selected to have complementary, rather than overlapping, skill sets. However, the Corporate Governance and Nominating Committee does not have a formal policy concerning the diversity of the Board. All candidates for director nominee must have time available to devote to their service on the Board. The Corporate Governance and Nominating Committee also considers the independence of candidates for director nominee, including the appearance of any conflict in serving as a director. Candidates for director nominee who do not meet all of these criteria may still be considered for nomination to the Board, if the Corporate Governance and Nominating Committee believes that the candidate will make an exceptional contribution to us and our stockholders.

Process for Identifying and Evaluating Director Nominees

The Board is responsible for selecting Board nominees for election by the stockholders. The Board delegates the selection process to the Corporate Governance and Nominating Committee, with the expectation that other members of the Board, and of management, may be requested to take part in the process as appropriate. Generally, the Corporate Governance and Nominating Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisers, through the recommendations submitted by other directors or stockholders or through such other methods as the committee deems appropriate. Once candidates have been identified, the Corporate Governance and Nominating Committee confirms that the candidates meet the qualifications for director nominees established by the committee. The Corporate Governance and Nominating Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks, or any other means that the committee deems to be helpful in the evaluation process. The Corporate Governance and Nominating Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board. Based on the results of the evaluation process, the Corporate Governance and Nominating Committee recommends candidates for Board approval as director nominees for election to the Board. The Corporate Governance and Nominating Committee also recommends candidates for Board appointment to Board committees.

Procedures for Recommendation of Director Nominees by Stockholders

The policy of the Corporate Governance and Nominating Committee is to consider properly submitted stockholder recommendations for director candidates. To submit a recommendation to the Corporate Governance and Nominating Committee for director nominee candidates, a stockholder must make such recommendation in writing and include:

•	the name and address of the stockholder making the recommendation, as they appear on our books and records, and of such record holder’s beneficial owner, if any;
•

the class and number of shares of our equity securities that are owned beneficially and held of record by such stockholder and such beneficial owner including all “synthetic equity instruments” (e.g., derivatives, swaps, hedges, etc.), voting rights, rights to fees, dividends, or other material rights;

•

a description of the material terms of any agreements, arrangements or understandings (whether or not in writing) entered into between such stockholder or such beneficial owner and any other person for the purpose of acquiring, holding, disposing or voting of any shares of any class of our equity;

•	the name of the individual recommended for consideration as a director nominee;
•	why such recommended candidate meets our criteria and would be able to fulfill the duties of a director;
•	how the recommended candidate meets applicable independence requirements established by the SEC and Nasdaq;
•	the recommended candidate’s beneficial ownership in our securities;
•	any relationships between the recommended candidate and us which may constitute a conflict of interest; and

•

all other information relating to the recommended candidate that would be required to be disclosed in solicitations of proxies for the election of directors or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including the recommended candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if approved by the Board and elected.

Recommendations must be sent to the Chairperson of the Corporate Governance and Nominating Committee, c/o Secretary, Energous Corporation, 3590 North First Street, Suite 210, San Jose, California 95134. Our Secretary must receive any such recommendation for nomination not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the date of the preceding year’s annual meeting of stockholders; provided, however, that with respect to a special meeting of stockholders called by us for the purpose of electing Board members, our Secretary must receive any such recommendation not earlier than the 90th day prior to such special meeting nor later than the later of (1) the close of business on the 60th day prior to such special meeting or (2) the close of business on the 10th day following the day on which a public announcement is first made regarding such special meeting. We will promptly forward any such nominations to the Corporate Governance and Nominating Committee. Once the committee receives a recommendation for a director candidate, such candidate will be evaluated in the same manner as other candidates and a recommendation with respect to such candidate will be delivered to the Board.

Policy Governing Director Attendance at Annual Meetings of Stockholders

While we do not have a formal policy governing director attendance at our annual meeting of stockholders, we do encourage our directors to attend. All Board members then serving attended the 2020 annual meeting of stockholders.

Code of Ethics

We have in place a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to all of our directors, officers and employees. The code of ethics is designed to deter wrongdoing and promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications that we make;
•	compliance with applicable governmental laws, rules and regulations;
•	the prompt internal reporting of violations of the Code of Ethics to an appropriate person identified in the Code of Ethics; and
•	accountability for adherence to the Code of Ethics.

A current copy of the Code of Ethics is available at www.energous.com. A copy may also be obtained, free of charge, from us, upon a request directed to Energous Corporation, 3590 North First Street, Suite 210, San Jose, California 95134, attention: Investor Relations. We intend to disclose any amendments to or waivers of a provision of the Code of Ethics by posting such information on our website available at www.energous.com and/or in our public filings with the SEC.

Hedging Policy

Our insider trading policy prohibits our employees, officers, directors and consultants from engaging in hedging or monetization transactions involving our securities. Additionally, our insider trading policy prohibits our employees, officers, directors and consultants from engaging in transactions involving options, convertible debentures or other derivative securities on our securities, such as puts and calls, engaging in short sales of our securities, including short sales “against the box”, and using or pledging our securities as collateral in a margin account or as collateral for a loan.

The Board of Directors and its Committees

Board of Directors

Our bylaws state that the number of directors constituting the Board of Directors shall be determined by resolution of the Board, and that the Board has the authority to increase the number of directors, fill any vacancies on the Board and to decrease the number of directors to eliminate any vacancies. Mr. Michael Noonen informed the Board of his determination not to stand for reelection at the 2021 Annual Meeting, and therefore will cease to be a member of the Board or any committee thereof immediately prior to the Annual Meeting. The number of members of our Board is currently fixed at six. The Board determined that immediately prior the 2021 Annual Meeting and upon the effectiveness of Mr. Noonen’s retirement, the size of the Board shall automatically be set to five without further action by the Board.

During 2020, our Board met eight times, our Audit Committee met four times, our Compensation Committee met eight times, and our Corporate Governance and Nominating Committee met one time.

The Board currently has three standing committees – a Compensation Committee, an Audit Committee and a Corporate Governance and Nominating Committee. Each standing committee has a charter that has been approved by the Board, a copy of which is available at the investor relations page on our website www.energous.com. Each committee reviews the appropriateness of its charter annually, or at such other interval as the committee determines. The Board and each of its standing committees has authority to engage its own advisors and consultants.

The following table sets forth the current members of each Board standing committee:

Name	Audit	Compensation	Corporate Governance and Nominating
Daniel W. Fairfax	Chair
Michael Noonen	X		X
Reynette Au		X	X
Rahul Patel	X	Chair
Sheryl Wilkerson		X	Chair

Committees

Audit Committee. Our Audit Committee currently consists of Mr. Fairfax (Chair), Mr. Patel and Mr. Noonen. Prior to the 2021 Annual Meeting, we intend to appoint to our Audit Committee another independent member of our Board who meets the Audit Committee independence and experience requirements.. The Board has determined that each current member of the Audit Committee is independent within the meaning of the Nasdaq director independence standards and applicable rules of the SEC for audit committee members. The Board has appointed Mr. Fairfax as Chairperson of the Audit Committee and has determined that he qualifies as an “audit committee financial expert” under SEC rules. The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities with respect to financial reports and other financial information. The Audit Committee (1) reviews, monitors and reports to the Board on the adequacy of our financial reporting process and system of internal control over financial reporting, (2) has the ultimate authority to select, evaluate and replace the independent auditor and is the ultimate authority to which the independent auditors are accountable, (3) in consultation with management, periodically reviews the adequacy of our disclosure controls and procedures and approves any significant changes thereto, (4) provides the audit committee report for inclusion in our proxy statement for our annual meeting of stockholders, and (5) recommends, establishes and monitors procedures for the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

Compensation Committee. Our Compensation Committee currently consists of Mr. Patel (Chair), Ms. Au and Ms. Wilkerson. Each of Mr. Patel, Ms. Au and Ms. Wilkerson is a non-employee director as defined in Rule 16b-3 under the Exchange Act and an independent director within the meaning of the Nasdaq director independence standards. The Compensation Committee (1) discharges the responsibilities of the Board relating to the compensation of our directors and executive officers, (2) oversees our procedures for consideration and determination of executive and director compensation, and reviews and approves all executive compensation, and (3) administers and implements our incentive compensation plans and equity-based plans.

The Compensation Committee engaged Compensia, Inc., a nationally-recognized independent compensation consultant, to provide competitive benchmarking and recommendations to the Compensation Committee regarding the design, form and amount of our compensation arrangements with our Chief Executive Officer. At the Compensation Committee’s request, the consultant does not provide any services to us other than the assistance it provides to the Compensation Committee. The consultant reports directly to the Compensation Committee. The Compensation Committee then reviews any such reports and submits its recommendations to the Board for approval. The Compensation Committee has assessed the independence of Compensia, Inc. pursuant to SEC rules and concluded that no conflict of interest exists that would prevent Compensia from serving as an independent consultant to the committee.

Corporate Governance and Nominating Committee. Our Corporate Governance and Nominating Committee currently consists of Ms. Wilkerson (chair), Mr. Noonen and Ms. Au and will constitute of Ms. Wilkerson (chair) and Ms. Au upon completion of the 2021 Annual Meeting if each of them is elected as a member of the Board at the 2021 Annual Meeting. The Corporate Governance and Nominating Committee (1) recommends to the Board persons to serve as members of the Board and its committees, (2) considers the director candidate recommendation submitted from stockholders, (3) assists the Board in evaluating the performance of directors and Board committees, (4) advises the Board regarding the appropriate board leadership structure, (5) reviews and makes recommendations to the Board on corporate governance and corporate responsibility and sustainability and (6) reviews Board size and composition and recommends any changes it deems advisable to the Board.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee served as one of our employees in 2020 or has ever served as one of our officers. During 2020, none of our executive officers served as a director or member of the compensation committee (or other committee performing similar functions) of an entity, an executive officer of which served on our Board or Compensation Committee.

Role of the Board in Risk Oversight

The Board administers its risk oversight function directly and through the Audit Committee. The Board and Audit Committee regularly discuss with management our major risk exposures, their potential financial impact on us, and steps to monitor and control those risks.

PROPOSAL 1—ELECTION OF DIRECTORS

Our Board of Directors currently consists of six members. Five of our six current members of the Board of Directors have been nominated for election at the 2021 Annual Meeting, to hold office until the next annual meeting and the election of their successors. Current director Mr. Noonan is not standing for re-election at the 2021 Annual Meeting.

Shares represented by all proxies received and not marked to withhold authority to vote for any individual nominee will be voted FOR the election of the nominees named below. Each nominee has agreed to serve if elected and the Board knows of no reason why any nominee would be unable to serve, but if such should be the case, proxies may be voted for the election of some other person nominated by the Board.

Nominees

The following table sets forth the nominees for election to the Board at the 2021 Annual Meeting, along with the year such director was first elected as a member of our Board, and the positions with us held by each director.

Name	Year First Became Director	Position with Energous
Stephen R. Rizzone	2013	President, Chief Executive Officer, Director
Daniel W. Fairfax	2019	Director, Chairman of the Board
Rahul Patel	2019	Director
Reynette Au	2019	Director
Sheryl Wilkerson	2020	Director

Information about Director Nominees

Set forth below is background information about each director nominee, as well as information about the experience, qualifications, attributes or skills that led the Board to conclude that such person should serve on the Board.

Stephen R. Rizzone, age 72, joined our Board in 2013 and served as Chairman of the Board from 2013 to February 2015. Mr. Rizzone has also serves as our President and Chief Executive Officer since 2013. Mr. Rizzone has more than 45 years of executive management, marketing, sales and entrepreneurial experience in the data communications hardware, networking hardware and software, and silicon and optical components markets. Prior to joining us, Mr. Rizzone served as Chief Executive Officer and chairman of the board of Active Storage, Inc., a data storage company, from 2011 until 2012 and as the Chief Executive Officer and chairman of the board of Communicado, Inc., a voice and data communications networking company, from 2006 to 2009. Mr. Rizzone previously served as member of the board of Katzkin Leather, an automotive interiors company, from 2011 to November 2013 and the Los Angeles Regional Technology Alliance (LARTA), an entrepreneur and technology non-profit, from 2009 to 2011. Mr. Rizzone holds a B.A. in Public Administration from California State University at Fullerton. Our Board believes that Mr. Rizzone’s extensive industry, executive and board experience, as well as his service as our Chief Executive Officer, qualify him to serve as a member of our Board.

Daniel W. Fairfax, age 65, joined our board in 2019 and serves as Chairman of the Board since 2020. He has served as a director of Super Micro Computer, Inc., a provider of application-optimized high performance and high-efficiency server and storage systems listed on the Nasdaq Global Select Market, since July 2019. He has also served as a non-trustee member of the audit committee of Whitman College since May 2019. He is the former Senior Vice President and Chief Financial Officer for Brocade Communication Systems (“Brocade”) from 2011 until December 2017. Broadcom acquired Brocade in November 2017. Mr. Fairfax also served as Brocade’s Vice President of Global Service and Support from September 2009 until June 2011 and as vice president of Business Operations from January until September 2009, following Brocade’s acquisition of Foundry Networks, where Mr. Fairfax served as the Chief Financial Officer. Prior to joining Foundry Networks, Mr. Fairfax served as the Chief

Financial Officer of technology companies, including GoRemote Internet Communications, Ironside Technologies, Inc., Acta Technology and NeoVista Software. Prior to those appointments, he held a variety of senior financial management and operations positions at Siemens and Spectra-Physics.  He began his career as a consultant with the National Telecommunications Practice Group of Ernst & Young. Mr. Fairfax holds a B.A. degree from Whitman College and an MBA from The University of Chicago Booth School of Business. Mr. Fairfax also currently serves on the board of directors of Saama Technologies, a privately held provider of an advanced suite of AI-enabled clinical data analytics products and related services. Mr. Fairfax is a Certified Public Accountant in California with an inactive license. Our Board believes that Mr. Fairfax’s accounting and financial expertise, general business acumen and significant executive leadership experience qualify him to serve as a member of our Board.

Rahul Patel, age 51, joined our board in August 2019. Since May 2015, Mr. Patel has served as senior vice president and general manager, Connectivity & Networking Business Unit, at Qualcomm Technologies, Inc. From August 2002 to May 2015, Mr. Patel worked at Broadcom Corporation where his last role was senior vice president and general manager for the Wireless Communications & Connectivity business. From 2000 to 2002, Mr. Patel was a business line manager at HiFn, Inc., a security processor company. From 1998 to 2000, Mr. Patel was a senior marketing manager at Samsung Semiconductor, a subsidiary of Samsung Electronics. From 1996 to 1998, Mr. Patel was Senior Marketing Manager at Tritech Microelectronics, a semiconductor company.  From 1993 to 1996, Mr. Patel served as various Integrated Circuit Design Engineering and Marketing roles at EPSON/S-MOS Systems, a semiconductor company. Mr. Patel holds an M.B.A. from Santa Clara University, a M.S. in Computer Science and Engineering from Arizona State University, and a B. Tech in Electronics and Communications Engineering from National Institute of Technology, Warangal, India. Our Board believes that Mr. Patel’s extensive executive, managerial, marketing and engineering experience and in-depth knowledge of the semiconductor, consumer, mobile and telecommunications industries qualify him to serve as a member of our Board of Directors.

Reynette Au, age 58, joined our board in August 2019. Since September 2017, Ms. Au has served as a vice president of marketing, at Intel Corporation. From April 2013 to September 2015, Ms. Au was a vice president of marketing for the mobile business unit of Micron Technology, a memory and storage solutions provider. From February 2012 to April 2013, she served as the chief marketing officer and vice president at Phoenix Technologies, a company that designs, develops and supports core system software. From January 2011 to February 2012, she served as a principle at GTIA, a market strategy and investment company. From October 2008 to December 2010, she served as the vice president of marketing and business development at Atheros Communications, a company that designed, developed and supported WIFI, Ethernet and Bluetooth silicon.  From April 2005 to September 2008, she served as a vice president, mobile business marketing at NVIDIA Corporation. From January 2002 to February 2004, she served as the CEO and president at Triscend Corporation, a company providing configurable system-on-chip devices and customizable microcontrollers.  Ms. Au holds a B.S. in Computer Science from University of Denver. Our Board believes that Ms. Au’s extensive executive and managerial experience and in-depth knowledge of the semiconductor and software industry qualify her to serve as a member of our Board of Directors.

Sheryl Wilkerson, age 58, joined our board in October 2020. Since August 2014, Ms. Wilkerson serves as Vice President, Government Affairs at Michelin North America, Inc. From January 2018 to August 2020, she served on our advisory board. From June 2009 to August 2014, Ms. Wilkerson served as the President of Willow, LLC, where she advised global wireless, telematic and automotive companies on government affairs. From April 2005 to March 2009, Ms. Wilkerson served as Senior Vice President, Strategic Planning and Corporate Services at Ygomi, LLC a company which develops software for automated driving and ADAS. Ms. Wilkerson holds a B.A. in Telecom and Afro-American Studies from Indiana University and J.D. from Georgetown Law Center. Our Board believes that Ms. Wilkerson’s legal and extensive executive and in-depth knowledge of the government affairs and strategic planning of wireless, telematics and automotive technologies qualify her to serve as a member of our Board of Directors.

Director Compensation

Compensation of our non-employee directors includes a cash component and an equity component. Employee directors are not compensated for serving on the Board.

Each non-employee director receives cash compensation consisting of an annual retainer of $35,000, and the following annual amounts, as applicable:

Chairman of the Board	$25,000
Lead Independent Director	$25,000
Audit Committee Chair	$20,000
Audit Committee Member	$10,000
Compensation Committee Chair	$15,000
Compensation Committee Member	$5,000
Corporate Governance and Nominating Committee Chair	$10,000
Corporate Governance and Nominating Committee Member	$5,000

Each non-employee director receives equity compensation in the form of restricted stock units (“RSUs”) for shares of our common stock. Upon first appointment or election to the Board (and in January 2018, when this director compensation program was adopted), each such director receives an initial RSU award covering a number of shares equal to $100,000 divided by the fair market value of our common stock, vesting in three equal annual installments. Each year, the director receives a refresh RSU covering a number of shares equal to $50,000 divided by the fair market value of our common stock, vesting on the first anniversary of the grant date. In addition, the Chairman of the Board receives an RSU covering 20,000 shares that vests after one year, and the Chairman Emeritus receives an RSU covering 5,000 shares that vests after one year. Equity compensation for directors accelerates upon a change of control. Equity awards under our non-employee director compensation policy are granted pursuant to our Non-Employee Equity Compensation Plan. Fair market value of our common stock is determined by averaging the closing trading prices of our common stock for the 30 consecutive trading days prior to the grant date.

The following table sets forth information about the compensation of each non-employee director who served on our Board during 2020:

Name	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation	Total
Daniel W. Fairfax	$64,674	$71,750	—	$136,424
Reynette Au	$38,845	$26,734	—	$65,579
Michael Noonen(2)	$57,638	$27,520	—	$85,158
Rahul Patel	$47,030	$27,520	—	$74,550
Sheryl Wilkerson	$7,228	$103,611	—	$110,839
Robert J. Griffin	$91,766	$144,350	—	$236,116
John R. Gaulding	$26,250	$—	—	$26,250
Nicolaos Alexopoulos	$22,212	$—	—	$22,212

(1)

The amounts shown in this column indicate the grant date fair value of RSUs granted in the subject year computed in accordance with FASB ASC Topic 718 (which were calculated with a grant date fair value of $3.63 per share for awards granted on August 25, 2020, $2.87 per share for awards granted on October 9, 2020 and $2.48 per share for awards granted on October 22, 2020). For additional information regarding the assumptions made in calculating these amounts, see the notes to our audited financial statements included in our most recent Annual Report on Form 10-K.

(2)	Mr. Noonen is not standing for re-election at the 2021 Annual Meeting.

The aggregate number of stock awards and option awards outstanding as of December 31, 2020 and held by non-employee directors were as follows:

Name	Shares Subject to Outstanding Stock Awards	Shares Subject to Outstanding Stock Option Awards
Daniel W. Fairfax	53,042	—
Reynette Au	37,357	—
Michael Noonen	37,631	—
Rahul Patel	37,631	—
Sheryl Wilkerson	38,210	—

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE

DIRECTOR NOMINEES

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2021 and recommends that stockholders vote for ratification of such selection. We are presenting this selection to our stockholders for ratification at the annual meeting.

Marcum audited our financial statements for 2020. Representatives of Marcum, who will be attending the 2021 Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions, as applicable.

Vote Required for Approval

The ratification of the Audit Committee’s appointment of Marcum as our independent registered public accounting firm for 2021 will be approved if the number of votes cast “FOR” the proposal at the annual meeting exceed the number of votes cast “AGAINST” the proposal. If our stockholders fail to ratify the selection of Marcum as the independent registered public accounting firm for 2021, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.

Independent Registered Public Accounting Firm Fees and Services

We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. In accordance with standard policy, Marcum periodically rotates the individuals who are responsible for the Energous audit.

The following table sets forth the aggregate fees billed or expected to be billed by Marcum for 2020, and the aggregate fees billed by Marcum for 2019, for audit and non-audit services, including “out-of-pocket” expenses incurred in rendering these services. The nature of the services provided for each category is described following the table.

Fee Category	2020	2019
Audit Fees (1)	$173,040	$392,389
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$173,040	$392,389

(1)	Audit fees include fees for professional services rendered for the audit of our annual statements, quarterly reviews, consents and assistance with and review of documents filed with the SEC.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires that all services provided by the Company’s independent public accounting firm, including audit services and permitted non-audit services, to be pre-approved by the Audit Committee. All audit and permitted non-audit services provided by Marcum during 2020 were pre-approved by the Audit Committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 2

PROPOSAL 3—APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2013 EQUITY INCENTIVE PLAN

We currently maintain the Energous Corporation 2013 Equity Incentive Plan (“2013 Plan”), which was originally approved by the Board of Directors and stockholders in 2013, and was subsequently amended with stockholder approval in 2014, 2016, 2018 and 2020.

We are asking stockholders to approve the proposed amendment and restatement of the 2013 Plan, which was adopted by the Board of Directors, subject to stockholder approval. The amendment and restatement would, among other things, increase the number of shares reserved for issuance by 1,500,000 shares, from 7,285,967 shares currently to 8,785,967 shares.

Overview

Under the 2013 Plan, the Company reserves shares of common stock for issuance to employees, officers, non-employee directors, consultants and advisors of the Company, or of any affiliate, as the Compensation Committee may determine and designate from time to time, in the form of incentive stock options (“ISOs”), nonqualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock units (“RSUs”), restricted stock and other types of equity and cash incentive grants.

The Board of Directors and the Compensation Committee believe that the 2013 Plan is a key part of the Company’s compensation philosophy and programs. The San Francisco Bay Area technology market in which we operate is highly competitive for talent at all levels of our organization, and our ability to attract, retain and motivate highly qualified officers, non-employee directors, key employees, consultants and advisors is critical to our success. The Board and the Compensation Committee believe that the interests of the Company and its stockholders will be advanced if we can continue to offer our officers, non-employee directors, key employees, consultants and advisors the opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.

As of March 31, 2021, 930,611 shares of common stock remained reserved and available for issuance pursuant to awards under the 2013 Plan. As of April 27, 2021, the closing price of our common stock as quoted on The Nasdaq Global Select Market was $3.22.

In order to increase the pool of shares available for future equity award grants to continue to operate our compensation program in a manner consistent with past practices and to accommodate anticipated growth, the Board of Directors has adopted, subject to stockholder approval, an amendment and restatement to the 2013 Plan that would add 1,500,000 shares of Company common stock to the pool of shares available for equity awards. The Compensation Committee and the Board determined this number based on a review of the Company’s historical equity grant practices, the recent trading price of our common stock, and advice from the Compensation Committee’s independent compensation consultant. We currently anticipate that if the proposed amendment and restatement to the 2013 Plan is approved, the number of shares reserved for awards under the 2013 Plan will be sufficient to cover our equity awards for the next two years. Our future burn rate will depend on a number of factors, including the number of participants in the 2013 Plan, the price per share of our common stock, any changes to our compensation strategy, changes in business practices or industry standards, changes in the compensation practices of our competitors and the competitive landscape for recruiting and retaining talent, or changes in compensation practices in the market generally, and the methodology used to establish the equity award mix.

The 2013 Plan, as amended and restated, became effective on May 26, 2020, the date of our 2020 Annual Meeting, if it is approved by our stockholders, and will remain in effect until May 16, 2028, unless terminated earlier by the Compensation Committee. If the amendment is not approved by our stockholders, the Company’s existing compensatory plans, including the current 2013 Plan, will remain in effect in accordance with their terms and the Company may continue to make awards under such plans.

Corporate Governance Aspects of the 2013 Plan

The 2013 Plan has been designed to include a number of provisions that promote best practices by reinforcing the alignment between equity compensation arrangements for eligible employees and non-employee directors and stockholders’ interests. These provisions include, but are not limited to, the following:

•	Clawback. Plan awards are subject to clawback under any Company clawback policy and all applicable laws requiring the clawback of compensation.

•	Forfeiture upon Cause Termination. All plan awards held by a participant may be annulled by the Company upon the participant’s termination for cause.

•	No Discounted Stock Options or Discounted SARs. Stock options and SARs generally may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

•

No Repricing without Stockholder Approval. Other than in connection with a change in the Company’s capitalization, at any time when the purchase price of a stock option or SAR is above the market value of a share, the Company will not, without stockholder approval, reduce the purchase price of such stock option or SAR and will not exchange such stock option or SAR for a new award with a lower (or no) purchase price or for cash.

•	No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

•	No Evergreen Provision. The plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance will be automatically replenished.

•	No Automatic Grants. The plan does not provide for automatic grants to any participant.

•	No Tax Gross-Ups. The plan does not provide for any tax gross-ups.

•

Multiple Award Types. The plan permits the issuance of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock units, restricted stock awards and other types of equity and cash grants, subject to the share limits of the Plan. This breadth of award types will enable the Compensation Committee to tailor awards in light of the accounting, tax and other standards applicable at the time of grant. Historically, these standards have changed over time.

•	Dividends. We do not pay dividends or dividend equivalents on stock options, SARs or unearned performance shares under the 2013 Plan.

•	Independent Oversight. The plan is administered by a committee of independent Board members.

•	Director Limits. The plan contains annual limits on the amount of awards that may be granted to non-employee directors.

Material Features of the 2013 Plan, as Amended

The material terms of the 2013 Plan, as amended, are summarized below. This summary is not intended to be a complete description of the 2013 Plan as amended, and is qualified in its entirety by the actual text of the 2013 Plan as amended, that is attached as Appendix A to this proxy statement.

Eligibility

Awards may be granted under the 2013 Plan to officers, employees, directors, consultants and advisors of the Company and its affiliates. Incentive stock options may be granted only to employees of the Company or its subsidiaries. As of March 31, 2021, approximately 55 individuals were eligible to receive awards under the 2013 Plan, including four executive officers.

Administration

The 2013 Plan may be administered by the Board or the Compensation Committee. The Compensation Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted and the terms and conditions of such awards.

Number of Authorized Shares

The number of shares of common stock currently authorized for issuance under the 2013 Plan is 7,285,967 shares, representing 10.6% of our fully diluted common stock outstanding as of March 31, 2021. After giving effect to the amendment, if approved, the number of shares authorized under the 2013 Plan would be 8,785,967 shares. The shares issuable under the 2013 Plan will consist of authorized and unissued shares, treasury shares or shares purchased on the open market or otherwise.

If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the 2013 Plan and thereafter are forfeited to the Company, the shares subject to such awards and the forfeited shares will not count against the aggregate number of shares of common stock available for grant under the 2013 Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the 2013 Plan: (1) the payment in cash of dividends or dividend equivalents under any outstanding award, (2) any award that is settled in cash rather than by issuance of shares of common stock, (3) shares surrendered or tendered in payment of the option price or purchase price of an award or any taxes required to be withheld in respect of an award or (4) awards granted in assumption of or in substitution for awards previously granted by an acquired company.

Awards to Non-Employee Directors

The maximum value of plan awards granted during any calendar year to any non-employee director, taken together with any cash fees paid to such non-employee director during the calendar year and the value of awards granted to the non-employee director under any other equity compensation plan of the Company or an affiliate during the calendar year, may not exceed the following in total value: (i) $500,000 for the Chairman of the Board and (ii) $300,000 for each non-employee director other than the Chairman of the Board. However, awards granted to non-employee directors upon their initial election to the Board or the board of directors of an affiliate will not be counted towards this limit. Any awards that are scheduled to vest over a period of more than one calendar year shall be applied pro rata for purposes of the foregoing limit based on the number of years over which such awards are scheduled to vest.  For purposes of these grants, the value of any awards is to be calculated based on the average of the closing trading prices of the common stock on the principal stock exchange for such common stock during the 30 consecutive trading days immediately preceding the date the award is granted.

Adjustments

Subject to any required action by our stockholders, in the event of any change in our common stock effected without receipt of consideration by us, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or in the event of payment of a dividend or distribution to our stockholders in a form other than our common stock (excepting normal cash dividends) that has a material effect on the fair market value of our common stock, appropriate and proportionate adjustments will be made in the number and class of shares subject to the 2013 Plan and to any outstanding awards, and in the option exercise price, SAR exercise price or purchase price per share of any outstanding awards in order to prevent dilution or enlargement of participant rights under the 2013 Plan.

If a majority of our common shares are exchanged for, converted into, or otherwise become shares of another corporation, the Compensation Committee may unilaterally amend outstanding awards under the 2013 Plan to provide that such awards are for new shares. In the event of any such amendment, the number of shares subject to, and the option exercise price, SAR exercise price or purchase price per share of, the outstanding awards will be adjusted in a fair and equitable manner as determined by the Compensation Committee. The Compensation

Committee may also make such adjustments in the terms of any award to reflect, or related to, such changes in our capital structure or distributions as it deems appropriate.

Types of Awards

The 2013 Plan permits the granting of any or all of the following types of awards:

•

Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may grant either incentive stock options, which must comply with Section 422 of the U.S. Internal Revenue Code (“Code”), or nonqualified stock options. The Compensation Committee sets exercise prices and terms and conditions, except that stock options must be granted with an exercise price not less than 100% of the fair market value of our common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the Compensation Committee determines otherwise, fair market value means, as of a given date, the closing price of our common stock. At the time of grant, the Compensation Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed 10 years) and other conditions on exercise.

•

Stock Appreciation Rights. The Compensation Committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the 2013 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the Compensation Committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed 10 years, and the term of a tandem SAR cannot exceed the term of the related stock option.

•

Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. The Compensation Committee may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units, which represent the right to receive shares of our common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Compensation Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms and conditions of the 2013 Plan and any other terms and conditions determined by the Compensation Committee.

•

Performance Awards. The Compensation Committee may grant performance awards, which entitle participants to receive a payment from the Company, the amount of which is based on the attainment of performance goals established by the Compensation Committee over a specified award period of at least one year. Performance awards may be denominated in shares of common stock or in cash, and may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. Cash-based performance awards include annual incentive awards.

No Repricing

Without stockholder approval, the Compensation Committee is not authorized to (1) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the 2013 Plan, such as stock splits, (2) take any other action that is treated as a repricing under generally accepted accounting principles or (3) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, RSUs or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Forfeitures

The grant of any award under the 2013 Plan may be contingent upon the participant executing the appropriate award agreement. The Company may retain the right in an award agreement to cause a forfeiture of the gain realized by a participant on account of actions taken by the participant in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any affiliate or any confidentiality obligation with respect to the Company or any affiliate, or otherwise in competition with the Company or any affiliate, to the extent specified in the award agreement applicable to the participant. Furthermore, the Company may annul an award if the participant is terminated for cause.

Clawback

All awards, amounts or benefits received or outstanding under the 2013 Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. A participant’s acceptance of an award under the 2013 Plan will be deemed to constitute the participant’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to the participant, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the participant’s agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Change in Control

In the event of a “change in control” (as defined in the 2013 Plan), outstanding awards under the 2013 Plan will remain the Company’s obligation or be assumed by the surviving or acquiring entity, and there will be automatically substituted for our shares then subject to awards the consideration payable with respect to our outstanding shares in connection with the change in control. However, if such consideration is not solely common stock of the acquiror, the Compensation Committee may, with the consent of the acquiror, provide for the consideration to be received upon the exercise or settlement of awards, for each share subject to the award, to consist solely of common stock of the acquiror equal in fair market value to the per share consideration received by our stockholders pursuant to the change in control. If any portion of the consideration may be received by our stockholders pursuant to the change in control on a contingent or delayed basis, the Compensation Committee may determine such fair market value per share as of the time of the change in control on the basis of the Compensation Committee’s good faith estimate of the present value of the probable future payment of such consideration. Any award that is not assumed or continued by the acquiror in connection with the change in control nor exercised or settled as of the change in control will terminate and cease to be outstanding effective as of the time of the change in control.

Additionally, the Compensation Committee may, without participant consent, determine that upon the occurrence of a change in control each or any award outstanding under the 2013 Plan immediately prior to the change in control and not previously exercised or settled will be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Compensation Committee) subject to the canceled award in (1) cash, (2) our stock or stock of a corporation or other business entity a party to the change in control or (3) other property that will be in an amount having a fair market value equal to the fair market value of the consideration to be paid per share of our common stock in the change in control, reduced by the exercise or purchase price per share, if any, under such award.

Term, Termination and Amendment of the 2013 Plan

Unless earlier terminated by the Board, the 2013 Plan will terminate, and no further awards may be granted, on May 16, 2028. The Board may amend, suspend or terminate the 2013 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension or termination of the 2013 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

Performance-Based Compensation

Performance Goals and Criteria. Under Code Section 162(m), we may be prohibited from deducting compensation in excess of $1 million per person in any year paid to “covered employees,” including our principal executive officer, our principal financial officer and our three other most highly compensated executive officers (and the limitation will continue to apply to such “covered employees” in future years).

Regardless of the loss of deduction under Code Section 162(m), the Compensation Committee intends to retain the ability to award performance based compensation under the 2013 Plan based on the performance goals selected by the Compensation Committee, which may be based on the attainment of specified levels of one, or any combination, of the following performance criteria for the Company on a consolidated basis, and/or specified subsidiaries or business units, as reported or calculated by the Company (except with respect to the total stockholder return and earnings per share criteria):

(1)	cash flow;

(2)	earnings per share, as adjusted for any stock split, stock dividend or other recapitalization;

(3)	earnings measures (including EBIT and EBITDA);

(4)	return on equity;

(5)	total stockholder return;

(6)	share price performance, as adjusted for any stock split, stock dividend or other recapitalization;

(7)	return on capital;

(8)	revenue;

(9)	income;

(10)	profit margin;

(11)	return on operating revenue;

(12)	brand recognition/acceptance;

(13)	customer metrics (including customer satisfaction, customer retention, customer profitability or customer contract terms);

(14)	productivity;

(15)	expense targets;

(16)	market share;

(17)	cost control measures;

(18)	balance sheet metrics;

(19)	strategic initiatives;

(20)	implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction;

(21)	return on assets;

(22)	growth in net sales;

(23)	the ratio of net sales to net working capital;

(24)	stockholder value added;

(25)	increase in market capitalization;

(26)	improvement in management of working capital items (inventory, accounts receivable or accounts payable);

(27)	sales from newly-introduced products;

(28)

successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations or other transactions;

(29)	product quality, safety, productivity, yield or reliability (on time and complete orders);

(30)	funds from operations;

(31)	regulatory body approval for commercialization of a product;

(32)	debt levels or reduction or debt ratios;

(33)	economic value;

(34)	operating efficiency;

(35)	research and development achievements; or

(36)	any combination of the forgoing business criteria.

The Compensation Committee can also select any derivations of these business criteria (e.g., income will include pre-tax income, net income, operating income).

Performance goals may, in the discretion of the Compensation Committee, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable. Performance goals may be absolute or relative to the performance of one or more comparable companies or indices.

The Compensation Committee may determine at the time that the performance goals are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses and other extraordinary, unusual or non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings).

New Plan Benefits

Amounts that may be awarded under the 2013 Plan in the future are discretionary and are not determinable at this time. The following table lists amounts awarded in 2020 for (i) each of our named executive officers, (ii) all of our named executive officers and current executive officers as a group, (iii) all of our eligible non-employee directors as a group, and (iv) all other current employees who are not executive officers as a group.

Name and Position	Restricted Stock Units
Stephen R. Rizzone, President and Chief Executive Officer	-
Brian Sereda, Senior Vice President and Chief Financial Officer	174,029
Cesar Johnston, Chief Operating Officer and Executive Vice President of Engineering	205,187
Executive officers as a group	548,031
Non-employee directors as a group	-
Non-executive employees as a group	126,625

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2013 Plan generally applicable to the Company and to participants in the 2013 Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (1) one year from the date the participant exercised the option and (2) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, RSUs or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards. The U.S. federal income tax consequences of other stock or cash-based awards will depend upon the specific terms and conditions of each award.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Code Section 409A. We intend that awards granted under the 2013 Plan will comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2013 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2013 Plan until all tax withholding obligations are satisfied.

Vote Required for Approval

The amendment to our 2013 EIP will be approved if the number of votes cast “FOR” the proposal at the annual meeting exceed the number of votes cast “AGAINST” the proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 3

PROPOSAL 4—APPROVAL OF AMENDMENT AND RESTATEMENT TO ENERGOUS CORPORATION EMPLOYEE STOCK PURCHASE PLAN

We currently maintain the Energous Corporation Employee Stock Purchase Plan (the “ESPP”), which was originally approved by the Board on April 10, 2015 and by our stockholders at our 2015 Annual Meeting.

We are asking stockholders to approve the proposed amendment to the ESPP, which would, among other things, increase the number of shares reserved for issuance by 700,000 shares, from 850,000 shares currently to 1,550,000 shares.

Under the current ESPP, 140,438 shares of our common stock are available for purchase by our employees. The ESPP is scheduled to expire 10 years from the date it was originally approved by the Board of Directors.

The ESPP is meant to encourage stock ownership by all eligible employees of the Company so that they may share in the growth of the Company, and it is designed to encourage employees to remain in the employ of the Company. The ESPP is intended to qualify as an “employee stock purchase plan” as defined under Section 423 of the Internal Revenue Code of 1986 (the “Code”).

We currently anticipate that if the amendment to the ESPP is approved by our stockholders, the 640,438 shares reserved for issuance under the ESPP will provide us with a sufficient number of shares available for sale for approximately the next two years.

The material terms of the ESPP are summarized below. This summary of the ESPP is not intended to be a complete description of the ESPP and is qualified in its entirety by the actual text of the ESPP, which is attached as Appendix B to this proxy statement.

Material Features of the ESPP

Plan Administration. The ESPP is administered by the Compensation Committee, which has the authority to construe and interpret the ESPP, prescribe, amend, and rescind rules relating to the ESPP’s administration, and take any other actions necessary or desirable for the administration of the ESPP. The Compensation Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the ESPP. All decisions of the Compensation Committee in connection with the administration of the ESPP will be in the Committee’s sole discretion, and such decisions will be final and binding on all persons. All expenses of administering the ESPP will be borne by the Company. The Board of Directors may take any action under the ESPP that would otherwise be the responsibility of the Compensation Committee.

Stock Subject to the ESPP. A total of 850,000 shares of our common stock are currently reserved as authorized for the grant of options under the ESPP, which number will increase by 700,000 to 1,550,000 if the amendment to the ESPP is approved by our stockholders. Such shares may be newly issued shares, treasury shares, or shares acquired on the open market. If an option under the ESPP expires or is terminated unexercised for any reason, the shares as to which the option so expired or terminated again may be made subject to an option under the ESPP.

Eligibility and Participation. Unless the Compensation Committee determines otherwise, any full-time or part-time employee of the Company or any participating subsidiary who is employed during an enrollment period will be eligible to enroll in the ESPP for the applicable offering period. However, an employee generally will not be eligible to participate in the ESPP:

•

if, immediately after the applicable grant date, the employee would be deemed to own 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent corporation or subsidiary corporation;

•	to the extent the employee has purchased shares under the ESPP exceeding $25,000 worth during a calendar year; or

•	to the extent the employee has purchased more than 7,500 shares under the ESPP for any offering period (subject to adjustment under the ESPP as described below).

As of March 31, 2021, 55 employees would have been eligible to receive options under the ESPP. As of April 27, 2021, the closing price of our common stock as quoted on The Nasdaq Global Select Market was $3.22.

Offering Periods. The ESPP is implemented by a series of offering periods, each of which will be six months in duration, with new offering periods beginning on or about January 1 and July 1 of each year (or such other times as determined by the Committee Committee). The Compensation Committee will have the authority to change the duration, frequency, start date, and end date of offering periods.

Grant of Options. On the first trading day of each offering period, each participant in the offering period will be granted an option to purchase, on the last trading day of the offering period, a number of shares determined by dividing the participant’s accumulated payroll deductions during the offering period by the applicable purchase price, except that in no event may any participant purchase more than 7,500 shares during an offering period (subject to adjustment under the ESPP as described below).

Payroll Deductions. The ESPP permits participants to authorize payroll deductions in an amount not less than 1% but not more than 10% of the participant’s total compensation, including base pay or salary and any overtime, bonuses or commissions. If the participant’s accumulated payroll deductions on the last date of the offering period would enable the participant to purchase more than the maximum of 7,500 shares, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price will be refunded to the participant. During an offering period, a participant may decrease or increase his or her rate of payroll deductions only one time by submitting a change form at least 15 days before the purchase date. A participant may decrease or increase his or her rate of payroll deductions for future offering periods by submitting a change form at least 15 days before the start of the next offering period.

Exercise of Options. Amounts deducted and accumulated by the participant will be used to exercise the options granted to the participant. The participant will be entitled to exercise the options so granted only to the extent of the participant’s accumulated payroll deductions on the exercise date. For each share, the exercise price of the option will be the lesser of 85% of the fair market of our common stock on the first business day of the offering period and 85% of the fair market value of our common stock on the applicable exercise date. Each employee who continues to be a participant on an exercise date within an offering period will be deemed to have exercised his or her options and will be deemed to have purchased as many shares as the participant’s accumulated payroll deductions will pay for at the exercise price, subject to the 7,500 maximum share limit described above.

Withdrawal from Participation. A participant may withdraw from the ESPP at least 15 days prior to the last day of an offering period by delivering a withdrawal notice to the Company. Any participant who withdraws during an offering period will not be permitted to exercise his or her options. An employee who has previously withdrawn may re-enter the ESPP by filing a new authorization at least 15 days before the first day of the next offering period in which he or she wishes to participate. The employee’s re-entry into the ESPP becomes effective at the beginning of such offering period, provided that he or she is an eligible employee on the first business day of the offering period. A participant’s participation in the ESPP will also cease if the participant ceases to be an eligible employee or the ESPP is terminated.

Adjustments. In the event that any dividend or other distribution (whether in the form of cash, common stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of common stock or other securities of the Company, or other change in the Company’s structure affecting the common stock occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the ESPP, the Compensation Committee will equitably adjust the number of shares and class of common stock that may be delivered under the ESPP, the purchase price per share, and the number of shares covered by each outstanding option under the ESPP.

Dissolution or Liquidation. Unless otherwise determined by the Compensation Committee, in the event of a proposed dissolution or liquidation of the Company, any offering period then in progress will be shortened by setting a new purchase date and the offering period will end immediately before the proposed dissolution or liquidation. The new purchase date will be before the date of the Company’s proposed dissolution or liquidation.

Corporate Transactions. In the event of a merger, consolidation, acquisition of property or stock, separation, reorganization, or other corporate event described in Code Section 424, the then-current offering period under the ESPP will be shortened by setting a new purchase date on which the offering period will end. The new purchase date will occur before the date of the corporate transaction.

Term of the ESPP. Unless sooner terminated, the ESPP will terminate 10 years from the date the proposed amendment is adopted by the stockholders. The Compensation Committee may, in its sole discretion, amend, suspend, or terminate the ESPP at any time and for any reason. If the ESPP is terminated, the Compensation Committee may elect to terminate all outstanding offering periods either immediately or once shares of common stock have been purchased on the next purchase date (which may, in the discretion of the Compensation Committee, be accelerated) or permit offering periods to expire in accordance with their terms. If any offering period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of common stock will be returned to participants as soon as administratively practicable.

Federal Income Tax Consequences. The following is a general summary of the federal income tax consequences to the Company and to U.S. taxpayers of options purchased under the ESPP. Tax consequences for any particular individual or under state or non-U.S. tax laws may be different.

The amounts deducted from a participant’s pay under the ESPP will be included in his or her compensation that is subject to federal income taxes, and the Company will withhold taxes on these amounts. Generally, a participant will not recognize any taxable income (1) when options are granted pursuant to the ESPP, (2) when the shares of our common stock are purchased under the ESPP or (3) at the beginning or end of any offering period.

If the participant transfers shares of our common stock received upon the exercise of an option within a period of two years from the beginning of an offering period or one year from the date of receipt of the shares of our common stock (the “holding period”), then, in general, the participant will have taxable ordinary income in the year in which the transfer occurs in an amount equal to the excess of the fair market value at the end of the offering period over the exercise price. The participant will have long-term or short-term capital gain (or loss) in an amount equal to the amount by which the amount received for such common stock exceeds (is less than) the participant’s tax basis in the common stock as increased by the amount of any ordinary income recognized as a result of the disqualifying disposition, if any.

If the participant transfers the shares of our common stock after the expiration of the holding period, he or she will generally have taxable ordinary income in the year in which the transfer occurs in an amount equal to the lesser of (a) any excess of the fair market value at the beginning of the offering period over the exercise price on that same date, and (b) any excess of the fair market value on the date on which the transfer occurs over the amount paid for the shares of our common stock. The participant will recognize capital gain (or loss) equal to the difference between the fair market value on the date of such transfer and the participant’s tax basis in the common stock as increased by the amount of any ordinary income recognized as a result of such transfer.

Tax Effect for the Company. The Company generally will be entitled to a tax deduction for any ordinary income recognized by a participant in respect of options granted pursuant to the ESPP. The participants must remit to the Company amounts sufficient to satisfy all federal (including social security), state, and local withholding taxes incurred in connection with any recognition of ordinary income under the ESPP.

Vote Required for Approval

The amendment to our ESPP will be approved if the number of votes cast “FOR” the proposal at the annual meeting exceeds the number of votes cast “AGAINST” the proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 4

PROPOSAL 5—APPROVAL OF AMENDMENT AND RESTATEMENT OF ENERGOUS CORPORATION PERFORMANCE SHARE UNIT PLAN

We currently maintain the Energous Corporation Performance Share Unit Plan (“PSU Plan”), which was originally approved by the Board of Directors and stockholders in May 2015, amended in May 2015, amended and restated in May 2018 by vote of the Board of Directors and approval of the stockholders, amended in November 2018 and amended and restated in May 2020. The PSU Plan originally contemplated the grant of performance share units covering 1,310,104 shares, and, prior the amendment of the plan as contemplated herein, we have 681,238 shares available for issuance.

A performance stock unit (“PSU”) is a form of award under which the recipient is eligible to earn a specified number of shares of our common stock during an applicable performance period based upon the level of the Company’s market capitalization or closing share price during the performance period. No awards other than PSUs will be available for issuance under the PSU Plan.

We are asking stockholders to approve the proposed amendment and restatement of the PSU Plan that was adopted by the Board of Directors, subject to stockholder approval, and which would increase the number of shares reserved under the PSU Plan by 1,700,000 shares to 5,110,104, as well as permit the Board of Directors to choose the performance metric for PSUs issued under the plan and modify the terms and conditions of accelerated vesting of awards, as described further below. The Board and Compensation Committee believe that the PSU Plan is a key part of the Company’s compensation philosophy and programs. Our ability to attract, retain and motivate highly qualified employees and directors is critical to our success. The Board and Compensation Committee believe that the interests of the Company and its stockholders will be advanced if we can continue to offer our key employees and directors the opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.

In order to increase the pool of shares available for future equity award grants to continue to operate our performance share program in a manner consistent with past practices and to accommodate anticipated growth, the Board has adopted, subject to stockholder approval, the proposed amendment and restatement of the PSU Plan, which would add 1,700,000 shares of common stock to the pool of shares available for equity awards. The Compensation Committee and the Board determined this number based on a review of the Company’s historical performance share grant practices and advice from the Compensation Committee’s independent compensation consultant. We currently anticipate that if the proposed amendment and restatement of the PSU Plan is approved, the number of shares reserved and available for awards under the PSU Plan will be sufficient to cover our performance awards for the next two years.

Corporate Governance Aspects of the PSU Plan

The PSU Plan has been designed to include a number of provisions that promote the alignment between equity compensation arrangements for eligible employees and non-employee directors and stockholders’ interests. These provisions include, but are not limited to, the following:

Performance-Based Awards Only. The PSU Plan provides for the grant of PSUs only. PSUs will be earned only if and to the extent the Company achieves certain pre-specified levels of market capitalization or share price performance during the applicable performance period. The PSU Plan does not provide for the grant of awards that vest solely based on the passage of time.

No Evergreen Provision. The PSU Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the PSU Plan can be automatically replenished.

No Tax Gross-Ups. The PSU Plan does not provide for any tax gross-ups.

No Transferability. Awards under the PSU Plan may not be transferred, except by will or the laws of descent and distribution or under a domestic relations order in settlement of marital property rights.

No Automatic Grants. The PSU Plan does not provide for automatic grants to any participant.

Clawback Policy. All awards, amounts and benefits received under the PSU Plan will be subject to potential cancellation, recoupment, rescission, payback, or other action in accordance with the terms of any applicable Company clawback policy or any applicable law even if adopted after the plan becomes effective.

Stringent Forfeiture Provisions. If a participant’s service is terminated for cause, any outstanding awards held by the participant will be forfeited immediately and the participant will have no further rights under the award. Further, if a participant breaches a non-competition or other restrictive covenant between the participant and the Company, whether during or after the participant’s termination of service, the participant generally will forfeit all awards under the plan, all shares received under the plan within the prior 12 months, and any profits received from the sale of such shares.

No Discounted Options; No Repricing. As only PSUs will be granted under the PSU Plan, there will be no discounted options or repricing of options under the plan.

Independent Oversight. The PSU Plan is administered by a committee of independent members of the Board.

Material Features of the PSU Plan, as Amended

The material terms of the PSU Plan, as amended and restated, are summarized below. This summary is not intended to be a complete description of the plan, and is qualified in its entirety by the actual text of the PSU Plan, as amended and restated which is attached as Appendix C to this proxy statement.

Administration

The Board has such powers and authorities related to the administration of the PSU Plan as are consistent with our corporate governance documents and applicable law. Pursuant to its charter, the Compensation Committee administers the PSU Plan.

Type of Award

The PSU Plan provides for grants of PSUs only. A performance stock unit, or PSU, is an award under which the recipient is eligible to earn a specified number of shares of our common stock during an applicable performance period, based upon the level of our market capitalization or closing share price. Awards may be measured by performance on a quarterly basis.

The performance period under the PSU Plan is determined by the Compensation Committee, but will end sooner upon a “liquidation event” or, with respect to any participant, upon that participant’s separation from service. Performance metrics under the PSU Plan are also determined by the Compensation Committee.

A “liquidation event” is defined under the PSU Plan as the consummation of a merger, acquisition, consolidation or other transaction (other than an equity financing) following which the holders of the Company’s outstanding voting securities prior to such transaction hold less than 50% of the outstanding voting securities of the acquiring or surviving corporation, or the consummation of a sale, license, or transfer of all or substantially all of the Company’s assets.

Participants will be entitled to receive one share of common stock for each PSU that becomes earned and payable. In the past, there has been deferral of the payments, with 50% to be paid as soon as practicable (generally within 30 days) after becoming earned; and 50% to be deferred and paid as soon as practicable (generally within 30 days) after the end of the performance period, subject to the participant’s continued service through that date, however, the terms of future award have not yet been determined and may or may not have a similar deferral mechanism.

Upon a participant’s separation from service for any reason, any PSUs that have not been earned and any PSUs that are still in a deferral period will be immediately forfeited.

Number of Authorized Shares

In 2015, our stockholders approved up to 1,310,104 shares of common stock for issuance under the PSU Plan. Prior to our 2020 Annual Meeting, 1,278,153 shares were no longer available for new awards because they were already subject to awards under the PSU Plan, some of which were earned and some of which were forfeited. At the 2020 annual meeting, stockholders approved an additional 700,000 shares for issuance under the PSU Plan, and for the PSU Plan to allow for share recycling of those 700,000 shares. This meant that if those shares were reacquired by the Company as a result of a forfeiture of an award or repurchase of shares to be issued pursuant to an award, those shares became available for reissue under the PSU Plan. This feature allowed the Board to use the additional 700,000 shares authorized by the stockholders at the 2020 annual meeting even if the Board sets high, or “stretch” targets for performance achievement that are not completely achieved. We believe this feature enables the Board to plan its equity incentive strategies more effectively.  If approved by stockholders at the 2021 annual meeting, the PSU will authorize an additional 1,700,000 shares for issuance under the PSU Plan, and the PSU Plan will allow for share recycling of these 1,700,000 shares as described above. As of April 27, 2021, the closing price of our common stock as quoted on The Nasdaq Global Select Market was $3.22.

Eligibility and Participation

Eligibility to participate in the PSU Plan is limited to such highly qualified officers, non-employee directors, key employees, consultants, and advisors of the Company, or of any affiliate, as the Compensation Committee may determine and designate from time to time. The maximum number of shares of our common stock that may be subject to PSUs that are granted to any one participant during any calendar year is 639,075.

Adjustments for Changes in Capital Structure

Subject to any required action by our stockholders, in the event of any change in the shares of our common stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders in a form other than shares (excepting normal cash dividends) that has a material effect on the fair market value of shares, appropriate and proportionate adjustments will be made in the number and class of shares subject to the PSU Plan and to any outstanding awards in order to prevent dilution or enlargement of participants’ rights under the plan. If a majority of the shares that are of the same class as the shares that are subject to outstanding awards are exchanged for, converted into, or otherwise become shares of another corporation, the Board may unilaterally and equitably amend the outstanding awards to provide that such awards are for the new shares. The Board may also make such adjustments in the terms of any award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate.

Consequences of a Change in Control

The Board generally may provide for any one or more of the following in connection with a “change in control” of the Company (as that term is defined in the PSU Plan):

Accelerated Vesting. In the event of a change in control, all outstanding awards made to non-employee directors will be automatically deemed earned based on the applicable transaction price and such awards will be payable in full, and any portion of any outstanding award not earned based on the applicable transaction price will be cancelled and forfeited. In the event of a change in control, all other outstanding awards will be automatically deemed earned based on the applicable transaction price and such awards will be payable as provided in the applicable award agreement and any portion of any outstanding award not earned based on the applicable transaction price will be cancelled and forfeited.

Assumption, Continuation, or Substitution. In the event of a change in control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof may, without the consent of any participant, either assume or continue the Company’s rights and obligations under each or any award outstanding immediately prior to the change in control or substitute for each or any such outstanding award or portion thereof a substantially equivalent award with respect to the acquiror’s stock. Any award or portion thereof that is not assumed or continued by the acquiror in connection with the change in control or settled as of the change in control will terminate and cease to be outstanding effective as of the change in control.

Cash-Out of Awards. The Board may, without the consent of any participant, determine that, upon the occurrence of a change in control, each or any award outstanding immediately prior to the change in control and not previously settled will be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Board) subject to such canceled award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the change in control, or (iii) other property which, in any such case, will be in an amount having a fair market value equal to the fair market value of the consideration to be paid per share in the change in control.

Nontransferability of Awards

No award under the PSU Plan may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of by the participant to whom it is granted, other than by will or the laws of descent and distribution or under a domestic relations order in settlement of marital property rights.

Tax Withholding and Tax Offset Payments

We will have the right to deduct from payments of any kind otherwise due to a participant any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an award or upon the issuance of any shares of stock pursuant to an award.

Term of PSU Plan

The PSU Plan is scheduled to expire on May 16, 2028, 10 years from the date it was most recently approved by our stockholders.

Amendment and Termination

The Board may, at any time and from time to time, amend, suspend, or terminate the PSU Plan as to any awards that have not been made. An amendment shall be contingent on approval of our stockholders to the extent stated by the Board, required by applicable law, or required by applicable securities exchange listing requirements. No amendment, suspension, or termination of the PSU Plan may, without the consent of the participant, materially impair rights or obligations under any award previously awarded.

Clawback Policy

All awards, amounts, and benefits received under the PSU Plan will be subject to potential cancellation, recoupment, rescission, payback, or other action in accordance with the terms of any applicable Company clawback policy or any applicable law even if adopted after the plan becomes effective.

Forfeiture

If a participant’s service is terminated for cause, any outstanding award held by the participant will be forfeited immediately and the participant will have no further rights under the award. Further, if a participant breaches a non-competition, non-solicitation, non-disclosure, non-disparagement, or other restrictive covenant in any agreement between the participant and the Company, the participant will forfeit and pay the following to the Company:

•	All outstanding awards granted to the participant under the PSU Plan, including awards that have become earned or vested
•

Any shares held by the participant in connection with the PSU Plan that were acquired after the participant’s termination of service and within the 12-month period immediately preceding the participant’s termination of service;

•

The profit realized by the participant from the sale or other disposition of any shares received by the participant in connection with the PSU Plan after the participant’s termination of service and within the 12-month period immediately preceding the participant’s termination of service, where such sale or disposition occurs in such similar time period.

 New Plan Benefits

Amounts that may be awarded under the PSU Plan in the future are discretionary are not determinable at this time. The following table lists the number of PSUs awarded during 2020 under the PSU Plan to (i) each of our named executive officers, (ii) all of our named executive officers and current executive officers as a group, (iii) all of our eligible non-employee directors as a group, and (iv) all other current employees who are not executive officers as a group.

Name and Position	Number of Units (#)(1)
Stephen R. Rizzone, President and Chief Executive Officer	-
Brian Sereda, Senior Vice President and Chief Financial Officer	58,006
Cesar Johnston, Chief Operating Officer and Executive Vice President of Engineering	68,396
Executive Officers as a group	182,677
Non-Employee Directors as a group	-
Non-Executive Employees as a group	85,000
(1)	All PSUs were forfeited and cancelled, due to the performance metrics not being met, in December 2020.

 Federal Income Tax Consequences

The following is a summary of the general federal income tax consequences to the Company and to U.S. taxpayers of awards granted under the PSU Plan. Tax consequences for any particular individual or under state or non-U.S. tax laws may be different.

PSUs. Typically, a recipient will not have taxable income upon the grant of PSUs. Subsequently, when the conditions and requirements for the PSUs have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the recipient.

Tax Effect for the Company. We generally will receive a tax deduction for any ordinary income recognized by a participant in respect of an award under the PSU Plan, except to the extent limited under certain Code provisions.

Because we are a public company, special rules limit the deductibility of compensation paid to our CEO, CFO and to each of our three most highly compensated executive officers other than our CEO whose compensation is required to be reported annually in our proxy statement (and to other “covered employees” under Code Section 162(m) that are not required to be reported in this proxy statement). Under Code Section 162(m), the annual compensation paid to each of these executives may not be deductible to the extent that it exceeds $1 million and the PSUs granted under the PSU Plan will be generally be subject to the $1 million limitation on deductible compensation for these executives.

Vote Required for Approval

The amended to our PSU Plan will be approved if the number of votes cast “FOR” the proposal at the annual meeting exceeds the number of votes cast “AGAINST” the proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 5

EQUITY COMPENSATION PLAN INFORMATION

We maintain the following equity compensation plans under which equity securities are authorized for issuance to our employees and directors: the 2013 Equity Incentive Plan, the Non-Employee Equity Compensation Plan, the 2015 Employee Stock Purchase Plan and the Performance Share Unit Plan. All of these plans were approved by our stockholders. The following table presents information about our equity plans as of December 31, 2020.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plan (excluding securities outstanding)
Equity compensation plans approved by security holders	1,653,536	(1)	$5.77	(2)	4,998,091	(3)
Equity compensation plans not approved by security holders	318,617	(4)	$3.63	(2)	139,276	(5)
Total	1,972,153		$5.67	(2)	5,137,367

(1)	Includes 1,128,530 outstanding restricted stock units under plans approved by our security holders and options to purchase 525,006 shares of common stock.
(2)	Does not include restricted stock units, which have no exercise price.
(3)

Includes 1,867,169 shares available for issuance under our 2013 Equity Incentive Plan, 998,971 shares available for issuance under our Non-Employee Equity Compensation Plan and 2,131,951 shares available for issuance under our 2016 Performance Share Unit Plan.

(4)

Includes outstanding RSUs covering 292,638 shares issued as inducement awards, which vest in four equal annual installments on the anniversary of the employees’ hire dates. Also includes an option to acquire 25,979 shares, at an exercise price of $3.63 per share, that was awarded to a director in 2014 in connection with his appointment to the Board.

(5)	Includes 139,276 shares available for issuance under our 2017 Equity Inducement Plan.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of March 31, 2021 by:

•	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;
•	each member of our Board of Directors, and each nominee for election to our Board;
•	each named executive officer identified in the Summary Compensation Table below; and
•	all of our executive officers and directors as a group.

Unless otherwise noted, the address of each person listed on the table is c/o Energous Corporation at 3590 North First Street, Suite 210, San Jose, California 95134. To our knowledge, each person listed below has sole voting and investment power over the shares shown as beneficially owned, except to the extent jointly owned with spouses or otherwise noted below.

Beneficial ownership is determined in accordance with SEC rules. The information does not necessarily indicate ownership for any other purpose. Under these rules, shares issuable pursuant to stock options that may be exercised, and RSUs and PSUs that may vest, within 60 days after March 31, 2021 are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage of shares beneficially owned by that person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person. Percentages of common stock outstanding as of March 31, 2021 are calculated based upon 61,182,539 shares of common stock outstanding on that date.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class
Directors and Executive Officers
Daniel W. Fairfax (1)	53,042	*
Rahul Patel (2)	14,021	*
Mike Noonen (3)	23,610	*
Reynette Au (4)	23,336	*
Sheryl Wilkerson (5)	5,625	*
Stephen R. Rizzone (6)	1,849,999	3.0%
Brian Sereda (7)	171,591	*
Cesar Johnston (8)	266,710	*
Neeraj Sahejpal (9)	191,138	*
All directors and all executive officers as a group (9 persons) (10)	2,599,072	4.2%
Five Percent Stockholders
None

*	Represents less than 1% of our outstanding shares of common stock.
(1)	Includes 53,042 shares held.
(2)	Includes 14,021 shares held.
(3)	Includes 23,610 shares held. Mr. Michael Noonen informed the Board of his determination not to stand for reelection at the 2021 Annual Meeting.
(4)	Includes 23,336 shares held.
(5)	Includes 5,625 shares held.
(6)	Includes 585,970 shares held, 524,744 shares issuable upon the exercise of options, 589,285 shares issuable upon the settlement of RSUs and 150,000 shares issuable upon the settlement of PSUs.
(7)	Includes 130,797 shares held and 40,794 shares issuable upon settlement of RSUs.

(8)	Includes 217,163 shares held and 49,547 shares issuable upon settlement of RSUs.
(9)	Includes 153,155 shares held and 37,983 shares issuable upon settlement of RSUs.
(10)

Includes 1,206,719 shares held by all directors and executive officers as a group, 524,744 shares issuable upon the exercise of options, 717,609 shares issuable upon the settlement of RSUs and 150,000 shares issuable upon the settlement of PSUs that were earned and deferred until the earliest to occur of a separation of service, a change in control or November 1, 2024.

EXECUTIVE OFFICERS

Set forth below is background information relating to our executive officers, other than those discussed under Information About Director Nominees:

Name	Age	Position
Stephen R. Rizzone	72	President, Chief Executive Officer, Director
Brian Sereda	60	Senior Vice President and Chief Financial Officer, Office of the CEO
Cesar Johnston	57	Chief Operating Officer and Executive Vice President of Engineering, Office of the CEO
Neeraj Sahejpal	51	Senior Vice President of Marketing and Strategy, Office of the CEO

Mr. Rizzone’s information is listed above under “Proposal 1 – Election of Directors”.

Brian Sereda joined Energous as Chief Financial Officer in July 2015, prior to which he held senior finance positions in leading technology companies, including semiconductor equipment, software and consumer electronics companies. He has extensive experience in corporate finance, capital markets and merger and acquisition transactions. From 2011 through April 2015 he was Chief Financial Officer of ActiveVideo, a developer of a software platform for managed service operators such as cable and telecommunication companies and oversaw its acquisition by Arris and Charter Communications in 2015. Previously, Mr. Sereda was Chief Financial Officer for Virage Logic, a Nasdaq-listed company that was a provider of semiconductor intellectual property, from 2008 to its acquisition by Synopsys in 2010. He also served as Chief Financial Officer of Proxim Wireless, a wireless networking company, from 2006 to 2008. Mr. Sereda received his M.B.A. from St. Mary’s College of California and a B.S. and B.A. from Simon Fraser University in Vancouver, B.C., Canada.

Cesar Johnston joined Energous in July 2014 and serves as Chief Operating Officer and Executive Vice President of Engineering. Prior to joining the company, Mr. Johnston was Vice President of Engineering for Wireless Connectivity at Marvell Semiconductor where he was responsible for R&D and development of all Wi-Fi, Bluetooth, FM, and NFC products. Prior to Marvell, Mr. Johnston was the Senior Director of Wi-Fi VLSI and Systems Hardware development at Broadcom responsible for 802.11g and 802.11n products. Mr. Johnston is a recognized pioneer in the technology development of multiple first-of generations of SISO and MIMO wireless products. Mr. Johnston received both B.S. and M.S. in Electrical Engineering from the NYU Tandon School of Engineering and holds a Certificate of Business Excellence (COBE) from the University of California, Berkeley. He is an IEEE Senior Member, and he has written over 40 conference and journal papers and holds 24 patents.

Neeraj Sahejpal joined Energous in November 2014 and serves as the Company’s Senior Vice President of Marketing and Business Development. Mr. Sahejpal is responsible for Corporate Strategy, Product Management and driving Customers and Strategic Partners engagements. Mr. Sahejpal joined Energous from Broadcom where he was Director of Product Marketing. From 2009 to 2014, while at Broadcom, Mr. Sahejpal helped seed and scale the Wireless Entertainment connectivity business. From 2005 to 2009, Mr. Sahejpal held a senior marketing position at PMC Sierra. Prior to that, Mr. Sahejpal co-founded a wireless startup and held senior positions in ASIC design while working for Inkra Networks, NVIDIA and Oak Technology. Mr. Sahejpal represents Energous on the board of Air Fuel Alliance (AFA) and is founding chair of the Uncoupled Working Committee (UWC) of AFA. Mr. Sahejpal received his Bachelor of Engineering from National Institute of Technology, Allahabad, India and both MSCE, MBA from Santa Clara University. Mr. Sahejpal has also completed the Executive Program in Strategic Marketing and Leadership at the Stanford Graduate Business School.

In April 2021, we announced that Mr. Rizzone was taking a leave of absence due to health reasons. During his absence, we have formed an Office of the CEO, comprised of executive officers Brian Sereda, our Senior Vice President and Chief Financial Officer, Cesar Johnston, our Chief Operating Officer and Executive Vice President of Engineering, and Neeraj Sahejpal, our Senior Vice President of Marketing and Business Development. The Office of CEO reports directly to our Board and will collectively fulfill the duties usually undertaken by our CEO.

EXECUTIVE COMPENSATION

Our compensation philosophy is to offer our executive officers compensation and benefits that are competitive and meet our goals of attracting, retaining and motivating highly skilled management, which is necessary to achieve our financial and strategic objectives and create long-term value for our stockholders. We believe the levels of compensation we provide should be competitive, reasonable and appropriate for our business needs and circumstances. The principal elements of our executive compensation program have to date included base salary, incentive quarterly performance bonuses and long-term equity compensation in the form of stock options and restricted stock units, including performance-based restricted stock units. We believe successful long-term Company performance is more critical to enhancing stockholder value than short-term results. For this reason and to conserve cash and better align the interests of management and our stockholders, we emphasize long-term performance-based equity compensation over base annual salaries.

The following table sets forth information concerning the compensation earned during 2020 and 2019 by the individual that served as our principal executive officer during 2020 and our two most highly compensated executive officers other than the individual who served as our principal executive officer during 2020 (collectively, the “named executive officers”):

Summary Compensation Table for 2020

Name and Principal Position	Year	Salary	Non-Equity Incentive Plan		Stock Awards(1)		Option Awards	All Other Compensation	TOTAL
Stephen Rizzone,	2020	$365,000	$239,531	(2)	$—	(8)	—	—	$604,531	(2)
President and Chief Executive Officer	2019	$365,000	$228,125	(3)	$—	(9)	—	—	$593,125	(3)

Cesar Johnston	2020	$340,000	$223,125	(4)	$284,526	(10)	—	—	$847,651	(4)
Chief Operating Officer and Executive Vice President of Engineering	2019	$340,000	$212,500	(5)	$981,050	(11)	—	—	$1,533,550	(5)

Brian Sereda,	2020	$307,500	$201,797	(6)	$241,306	(12)	—	—	$750,603	(6)
Sr. Vice President and Chief Financial Officer	2019	$307,500	$192,188	(7)	$435,000	(13)	—	—	$934,688	(7)

(1)

Amounts shown in this column indicate the grant date fair value of RSUs computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions made in calculating these amounts, see the notes to our audited financial statements included in our 2020 Annual Report on Form 10-K.

(2)

Represents 100% achievement of 2020 performance goals, including development of an international strategy regarding regulatory approvals and certifications, achievement of financing goals, and public relations goals.

(3)

Represents 100% achievement of 2019 performance goals, including development of an international strategy regarding regulatory approvals and certifications, achievement of financing goals, and public relations goals.

(4)

Represents 100% achievement of 2020 performance goals, including completion of financing and revenue goals, the completion of project milestones within customer contracts, and the development of technical solutions related to upcoming products.

(5)

Represents 100% achievement of 2019 performance goals, including completion of financing and revenue goals, the completion of project milestones within customer contracts, and the development of technical solutions related to upcoming products.

(6)	Represents 100% achievement of 2020 performance goals, including completion of financing goals and internal financial control of projects.
(7)	Represents 100% achievement of 2019 performance goals, including completion of financing goals and internal financial control of projects.
(8)	No RSUs were granted in 2020.
(9)	No RSUs were granted in 2019.
(10)

Represents grants of RSUs covering 205,187 shares and PSUs covering 68,396 shares. The PSU Awards include shares with $71,132 of value that were forfeited and/or cancelled due to the fact that the metrics and criteria of such Awards were not met.

(11)	Represents grant of RSUs covering 165,000 shares.

(12)

Represents grant of RSUs covering 174,019 shares and PSUs covering 58,006 shares. The PSU Awards include shares with $60,326 of value that were forfeited and/or cancelled due to the fact that the metrics and criteria of such Awards were not met.

(13)	Represents grant of RSUs covering 75,000 shares.

Outstanding Equity Awards at December 31, 2020

The following table provides information regarding equity awards held by the named executive officers as of December 31, 2020.

	Options Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Stephen Rizzone	28,198	$1.68	12/11/2023	48,265	(3)	$86,877	—	$—
	496,546	6.00	3/25/2024
Cesar Johnston	—	—	—	7,500	(3)	13,500	—	—
				30,000	(4)	54,000
				25,000	(5)	45,000
				8,125	(6)	14,625
				128,240	(7)	230,832
Brian Sereda	—	—	—	7,500	(3)	13,500	—	—
				21,250	(4)	38,250
				18,750	(5)	33,750
				108,760	(7)	195,768

(1)	Based on the closing price of our common stock on December 31, 2020, which was $1.80 per share.
(2)	No PSUs were outstanding as of December 31, 2020.
(3)	Represents unvested portion of RSUs with remaining shares vesting on February 23, 2021.
(4)	Represents unvested portion of RSUs vesting in annual installments through January 2, 2022.
(5)	Represents unvested portion of RSUs vesting in quarterly installments through May 16, 2021.
(6)	Represents unvested portion of RSUs with remaining shares vesting on March 28, 2021.
(7)	Represents unvested portion of RSUs vesting in quarterly installments through February 15, 2022.

Employment Agreements and Change of Control Arrangements

Employment Agreements

Stephen Rizzone. Pursuant to our employment agreement with Stephen Rizzone, effective January 1, 2015, if Mr. Rizzone’s employment is terminated due to his death or disability, if Mr. Rizzone’s employment is terminated by us without cause, or if Mr. Rizzone resigns for good reason, he will have a period of one year post-termination to exercise the options awarded to him in December 2013, and if a Liquidation Event (as defined below) occurs prior to the termination of those option awards, they will immediately vest and become exercisable in full immediately prior to the consummation of the Liquidation Event. In addition, any outstanding deferred PSUs shall be immediately vested and paid in the event of a Liquidation Event, but any remaining unearned portion of the PSUs shall immediately be canceled and forfeited. If Mr. Rizzone’s employment is terminated due to his death or disability, Mr. Rizzone’s beneficiaries or estate will be entitled to receive (a) an amount equal to the sum of his base salary plus the target amount of his performance bonus for the year of termination, plus (b) any base salary that as shall have accrued but remain unpaid.

If Mr. Rizzone’s employment is terminated by the Company without cause or if he resigns for good reason, the Company shall pay him: (a) an amount equal to two times the sum of his base salary plus the target amount of his performance bonus for the year of termination, payable in substantially equal installments on a payroll period basis during 24-month period immediately following such termination of employment; (b) an amount equal to two years of COBRA premiums based on the terms of Company’s group health plan and Mr. Rizzone’s coverage under such plan as of the date of such termination of employment (regardless of any COBRA election actually made by him or the actual COBRA coverage period under Company’s group health plan), payable in payroll period installments on the same basis as the amount in clause (a) above; and (c) a performance bonus for the year of termination based on actual performance and prorated based on the number of days in the performance year through the date of such termination of employment, payable in cash at the same time bonuses are paid to other employees of Company for such performance year but not later than March 15 of the following year. In addition, any remaining unearned portion of the PSUs shall be immediately canceled and forfeited, and any other outstanding, unvested time-based equity awards other than the option awards described above shall immediately vest to the extent such award was scheduled to vest during the two-year period immediately following such termination of employment.

If Mr. Rizzone resigns without good reason or is terminated by the Company for cause, he will be entitled to his base salary at the rate then in effect up to and through the effective date of his resignation or termination. In addition, upon such termination of employment, all deferred PSUs and any remaining unearned portion of the PSUs shall be immediately canceled and forfeited.

In connection with his employment agreement, Mr. Rizzone has also entered into a Non-Competition and Non-Solicitation Agreement with the Company, which prohibits him from competing with the Company and soliciting clients, customers, business partners or employees from the Company for a two-year restricted period in the event of the termination of his employment with the Company for any reason within two years after a transaction resulting in a Liquidation Event (as defined below) or the sale or disposal of all of his ownership interest in the Company. For purposes of Mr. Rizzone’s employment agreement, a Liquidation Event means a merger, acquisition, consolidation or other transaction (other than an equity financing) following which our stockholders prior to such transaction hold less than 50% of our outstanding voting securities of the acquiring or surviving entity, or a sale, license or transfer of all or substantially all of our assets.

Mr. Rizzone is also eligible to receive benefits that are substantially similar to those of the Company’s other senior executive officers. Mr. Rizzone is subject to certain restrictive covenants, including non-solicitation of employees, consultants and customers and non-competition each for a period one year following termination of his employment with the Company.

Cesar Johnston. In April 2018, the Company and Mr. Johnston entered into a Severance and Change of Control Agreement, under which the Company agreed that that if Mr. Johnston is terminated within 12 months after a change in control, for any reason other than good cause or as the result of a resignation for good reason (a “Qualifying CiC Termination”), he will receive a lump sum equal to 12 months of his monthly base salary, an amount equal to 100% of his target bonus, and may receive a prorated bonus for the year in which the termination occurs. In addition, to the extent allowable, 100% of Mr. Johnston’s equity awards will accelerate and become vested.  If Mr. Johnston is terminated prior to a change in control, or more than 12 months after a change in control, for any reason other than good cause or as the result of a resignation for good reason, (a “Qualifying Non-CiC Termination”), he will receive a lump sum equal to 12 months of his monthly base salary and 100% of his annual target bonus, and he may receive a prorated discretionary bonus for the year in which the termination occurs. In addition, the equity awards that would vest in the next 12 months of continuing employment will accelerate and become vested. Finally, in both a Qualifying CiC termination and a Qualifying Non-CiC Termination, if requested by Mr. Johnston, the Company will pay 12 months of COBRA premiums based on the terms of Company’s group health plan.

Brian Sereda. In April 2018, the Company and Mr. Sereda entered into an amendment to his Severance and Change of Control Agreement, under which the Company agreed that if Mr. Sereda is terminated in a Qualifying CiC Termination, he will receive a lump sum equal to 12 months of his monthly base salary, an amount equal to 100% of his target bonus, and may receive a prorated bonus for the year in which the termination occurs. In addition, to the extent allowable, 100% of Mr. Sereda’s equity awards will accelerate and become vested. If Mr. Sereda is terminated in a Qualifying Non-CiC Termination, he will receive a lump sum equal to 12 months of his monthly base salary and 100% of his annual target bonus, and he may receive a prorated discretionary bonus for the year in which the termination occurs. In addition, the equity awards that would vest in the next 12 months will accelerate and become vested. Finally, in both a Qualifying CiC Termination and a Qualifying Non-CiC Termination, if Mr. Sereda elects, the Company will pay 12 months of COBRA premiums based on the terms of Company’s group health plan.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Other than compensation agreements and other arrangements that are described in “Executive Compensation,” in 2020 there was not, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be involved, in which the amount involved exceeded or will exceed $120,000 in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

Our Board has adopted a written policy with regard to related person transactions, which sets forth our procedures and standards for the review, approval or ratification of any transaction required to be reported in our filings with the SEC or in which one of our executive officers or directors has a direct or indirect material financial interest, with limited exceptions. Our policy is that the Corporate Governance and Nominating Committee shall review the material facts of all related person transactions (as defined in the related person transaction approval policy) and either approve or disapprove of the entry into any related person transaction. In the event that obtaining the advance approval of the Corporate Governance and Nominating Committee is not feasible, the Corporate Governance and Nominating Committee shall consider the related person transaction and, if the Corporate Governance and Nominating Committee determines it to be appropriate, may ratify the related person transaction. In determining whether to approve or ratify a related person transaction, the Corporate Governance and Nominating Committee will take into account, among other factors it deems appropriate, whether the related person transaction is on terms comparable to those available from an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee comprises Mr. Fairfax, Mr. Patel and Mr. Noonen. None of the current or former members of the Audit Committee is an officer or employee of the Company, and the Board has determined that each member of the Audit Committee meets the independence requirements promulgated by The Nasdaq Stock Market and the SEC, including Rule 10A-3(b)(1) under the Exchange Act.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls and the certification of the integrity and reliability of the Company’s internal controls procedures. In fulfilling its oversight responsibilities, the Audit Committee has reviewed the Company’s audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and has discussed them with both management and Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The Audit Committee has reviewed permitted services under rules of the SEC as currently in effect and discussed with Marcum their independence from management and the Company, including the matters in the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has also considered and discussed the compatibility of non-audit services provided by Marcum with that firm’s independence.

Based on its review of the financial statements and the aforementioned discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company’s Annual Report.

Respectfully submitted by the Audit Committee.

THE AUDIT COMMITTEE:

Daniel W. Fairfax, Chair
Rahul Patel
Michael Noonen

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all such filings. Based solely on our review of the copies of the reports that we received and written representations that no other reports were required, we believe that our executive officers, directors and greater-than 10% stockholders complied with all applicable filing requirements on a timely basis during 2020, except the following: one report covering a total of one transaction, that was filed late by Mr.  Johnston; one report covering a total of one transaction, that was filed late by Mr. Sahejpal and one report covering a total of one transaction, that was filed late by Mr. Sereda.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 16, 2021

The proxy statement and 2020 annual report to stockholders are available at www.proxyvote.com.

A copy of the Company’s 2020 Annual Report is available without charge upon written request to: Secretary, Energous Corporation, 3590 North First Street, Suite 210, San Jose, California 95134.

“Householding” - Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our Annual Report on Form 10-K and proxy materials, unless the affected stockholder has provided other instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.

We expect that a number of brokers with account holders who are our stockholders will be “householding” our Annual Report on Form 10-K and proxy materials. A single set of Annual Report on Form 10-K and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting their broker. Stockholders may revoke their consent at any time by contacting EQ Shareowner Services, by email through the EQ Shareowner Services website at https://www.shareowneronline.com/UserManagement/ContactUs.aspx or toll free at (800) 468-9716.

Upon written or oral request, we will undertake to promptly deliver a separate copy of the Annual Report on Form 10-K and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Annual Report on Form 10-K and other proxy materials, you may write our Investor Relations Department at Energous Corporation, 3590 North First Street, Suite 210, San Jose, California 95134, Attn: Investor Relations, or call Mike Bishop at (415) 894-9633.

Any stockholders who share the same address and currently receive multiple copies of our Annual Report on Form 10-K and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about “householding” or our Investor Relations Department at the address listed above.

OTHER BUSINESS

The Board knows of no business that will be presented for consideration at the 2021 annual meeting other than those items stated above. If any other business should come before the 2021 annual meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting as proxyholder under the proxies.

APPENDIX A

ENERGOUS CORPORATION

2013 EQUITY INCENTIVE PLAN

(AS AMENDED AND RESTATED JUNE 16, 2021)

Energous Corporation sets forth herein the terms and conditions of its 2013 Equity Incentive Plan (as Amended and Restated June 16, 2021), as follows:

1.PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ ability to attract and retain highly qualified officers, Non-Employee Directors, key employees and Consultants, and to motivate such officers, Non-Employee Directors, key emyees and Consultants to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, other share-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms and conditions hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1“Acquiror” shall have the meaning set forth in Section 15.2.

2.2“Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control with” the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.

2.3“Annual Incentive Award” means a cash-based Performance Award with a performance period that is the Company’s fiscal year or other 12-month (or shorter) performance period as specified under the terms and conditions of the Award as approved by the Committee.

2.4“Award” means a grant of an Option, SAR, Restricted Stock, RSU, Other Share-based Award or cash award under the Plan.

2.5“Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.

2.6“Board” means the Board of Directors of the Company.

2.7“Business Combination” shall have the meaning set forth in Section 15.2.

2.8“Cause” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means, unless otherwise provided in the applicable Award Agreement: (i) the commission of any act by the Grantee constituting financial dishonesty against the Company or its Affiliates (which act would be chargeable as a crime under applicable law); (ii) the Grantee’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment that would (a) materially adversely affect the business or the reputation of the Company or any of its

Affiliates with their respective current or prospective customers, suppliers, lenders or other third parties with whom such entity does or might do business or (b) expose the Company or any of its Affiliates to a risk of civil or criminal legal damages, liabilities or penalties; (iii) the repeated failure by the Grantee to follow the directives of the Chief Executive Officer of the Company or any of its Affiliates or the Board; or (iv) any material misconduct, violation of the Company’s or Affiliates’ policies, or willful and deliberate non-performance of duty by the Grantee in connection with the business affairs of the Company or its Affiliates.

2.9“Change in Control” shall have the meaning set forth in Section 15.2.

2.10“Code” means the Internal Revenue Code of 1986.

2.11“Committee” means the Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan. The Board will cause the Committee to satisfy the applicable requirements of any securities exchange on which the Common Stock may then be listed. For purposes of Awards to Covered Employees intended to qualify as “performance-based compensation” under Section 162(m), to the extent required by Section 162(m), Committee means all of the members of the Committee who are “outside directors” within the meaning of Section 162(m). For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.

2.12“Company” means Energous Corporation, a Delaware Corporation, or any successor corporation.

2.13“Common Stock” means the common stock of the Company.

2.14“Consultant” means a consultant or advisor that provides bona fide services to the Company or any Affiliate and who qualifies as a consultant or advisor under Form S-8.

2.15“Covered Employee” means a Grantee who is a “covered employee” within the meaning of Section 162(m), as qualified by Section 12.4.

2.16“Disability” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Disability” means, unless otherwise provided in the applicable Award Agreement, the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment that is potentially permanent in character or that can be expected to last for a continuous period of not less than 12 months; provided , however , that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, “Disability” means “permanent and total disability” as set forth in Code Section 22(e)(3).

2.17“Effective Date” means June 16, 2021, the date the Plan was most recently approved by the Stockholders.

2.18“Exchange Act” means the Securities Exchange Act of 1934.

2.19“Fair Market Value” of a Share as of a particular date means (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the Common Stock is not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (iii) if the Common Stock is not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of the Common Stock is not otherwise determinable, such value as determined by the Committee.

2.20“Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than 50% of the voting interests.

2.21“Grant Date” means the latest to occur of (i) the date as of which the Committee approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 or (iii) such other date as may be specified by the Committee in the Award Agreement.

2.22“Grantee” means a person who receives or holds an Award.

2.23“Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.

2.24“Incumbent Directors” shall have the meaning set forth in Section 15.2.

2.25“Non-Employee Director” means a member of the Board or the board of directors of an Affiliate, in each case who is not an officer or employee of the Company or any Affiliate.

2.26“Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.27“Option” means an option to purchase one or more Shares pursuant to the Plan.

2.28“Option Price” means the exercise price for each Share subject to an Option.

2.29“Other Share-based Awards” means Awards consisting of Share units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, SARs, Restricted Stock and RSUs.

2.30“Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period of at least one year established by the Committee, and includes an Annual Incentive Award.

2.31“Person” means an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

2.32“Plan” means this Energous Corporation 2013 Equity Incentive Plan.

2.33“Purchase Price” means the purchase price for each Share pursuant to a grant of Restricted Stock.

2.34“Restricted Period” shall have the meaning set forth in Section 10.1.

2.35“Restricted Stock” means restricted Shares that are subject to specified terms and conditions, awarded to a Grantee pursuant to Section 10.

2.36“Restricted Stock Unit” or “RSU” means a bookkeeping entry representing the right to receive Shares or their cash equivalent subject to the satisfaction of specified terms and conditions, awarded to a Grantee pursuant to Section 10.

2.37“SAR Exercise Price” means the per Share exercise price of a SAR granted to a Grantee under Section 9.

2.38“SEC” means the United States Securities and Exchange Commission.

2.39“Section 162(m)” means Code Section 162(m).

2.40“Section 409A” means Code Section 409A.

2.41“Securities Act” means the Securities Act of 1933.

2.42 “Separation from Service” means the termination of a Service Provider’s Service, whether initiated by the Service Provider or the Company or an Affiliate; provided that if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.43“Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.44“Service Provider” means an employee, officer, Non-Employee Director or Consultant of the Company or an Affiliate.

2.45“Share” means a share of Common Stock.

2.46“Stock Appreciation Right” or “SAR” means a right granted to a Grantee pursuant to Section 9.

2.47“Stockholder” means a stockholder of the Company.

2.48“Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).

2.49“Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

2.50“Ten Percent Stockholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

2.51“Termination Date” means the date that is 10 years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.

2.52“Voting Securities” shall have the meaning set forth in Section 15.2.

3.ADMINISTRATION OF THE PLAN

3.1General

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the power and authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, unless such power or authority is specifically reserved by the Board. Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and conditions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan;

provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. All actions, determinations and decisions by the Board or the Committee under the Plan, any Award or any Award Agreement shall be in the Board’s (or the Committee’s, as applicable) sole discretion and shall be final, binding and conclusive. Without limitation, the Committee shall have full and final power and authority, subject to the other terms and conditions of the Plan, to:

(i)designate Grantees;

(ii)determine the type or types of Awards to be made to Grantees;

(iii)determine the number of Shares to be subject to an Award;

(iv)establish the terms and conditions of each Award (including the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer or forfeiture of an Award or the Shares subject thereto and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options;

(v)prescribe the form of each Award Agreement; and

(vi)amend, modify or supplement the terms or conditions of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy or custom.

To the extent permitted by applicable law, the Committee may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act or who are not Covered Employees. To the extent that the Committee delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Committee’s authority to make Awards and determinations with respect thereto shall be deemed to include the Committee’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by, the Committee.

3.2No Repricing

Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying Shares in exchange for another award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 15 . A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

3.3Award Agreements; Clawbacks

The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof, or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is terminated for Cause.

All awards, amounts or benefits received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. A Grantee’s acceptance of an Award shall be deemed to constitute the Grantee’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to the Grantee, whether adopted prior to or following the Effective Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Grantee’s agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

3.4Deferral Arrangement

The Committee may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Share units.

3.5No Liability

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.6Book Entry

Notwithstanding any other provision of the Plan to the contrary, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book entry.

4.STOCK SUBJECT TO THE PLAN

4.1Authorized Number of Shares

Subject to adjustment under Section 15 , the aggregate number of Shares authorized to be issued under the Plan is 8,785,967 Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares, treasury Shares or Shares purchased on the open market or otherwise, all as determined by the Board from time to time.

4.2Share Counting

4.2.1General

Each Share granted in connection with an Award shall be counted as one Share against the limit in Section 4.1, subject to the provisions of this Section 4.2.

4.2.2Cash-Settled Awards

Any Award settled in cash shall not be counted as issued Shares for any purpose under the Plan.

4.2.3Expired or Terminated Awards

If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Shares covered by such Award shall again be available for the grant of Awards.

4.2.4Payment of Option Price or Tax Withholding in Shares

If Shares issuable upon exercise, vesting or settlement of an Award, or Shares owned by a Grantee (which are not subject to any pledge or other security interest) are surrendered or tendered to the Company in payment of the Option Price or Purchase Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award Agreement, such surrendered or tendered Shares shall again be available for the grant of Awards. For a stock-settled SAR, only the net Shares actually issued upon exercise of the SAR shall be counted against the limit in Section 4.1.

4.2.5Substitute Awards

Substitute Awards shall not be counted against the number of Shares reserved under the Plan.

4.3Award Limits

4.3.1Incentive Stock Options

Subject to adjustment under Section 15, 7,285,967 Shares available for issuance under the Plan shall be available for issuance as Incentive Stock Options.

4.3.2Individual Award Limits for Section 162(m) - Share-Based Awards

Subject to adjustment under Section 15 , the maximum number of each type of Award (other than cash-based Performance Awards) intended to qualify as “performance-based compensation” under Section 162(m) granted to any Grantee in any calendar year shall not exceed the following number of Shares: (i) Options and SARs: 2,000,000 Shares; and (ii) all share-based Performance Awards (including Restricted Stock, RSUs and Other Share-based Awards that are Performance Awards): 2,000,000 Shares.

4.3.3Individual Award Limits for Section 162(m) - Cash-Based Awards

The maximum amount of cash-based Performance Awards intended to constitute “performance-based compensation” under Section 162(m) granted to any Grantee in any calendar year shall not exceed the following: (i) Annual Incentive Awards: $1.0 million; and (ii) all other cash-based Performance Awards: $1.0 million.

4.3.4Limits on Awards to Non-Employee Directors

The maximum value of Awards granted during any calendar year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the calendar year and the value of awards granted to the Non-Employee Director under any other equity compensation plan of the Company or an Affiliate during the calendar year, shall not exceed the following in total value: (i) $500,000 for the Chair of the Board and (ii) $300,000 for each Non-Employee Director other than the Chair of the Board; provided , however , that awards granted to Non-Employee Directors upon their initial election to the Board or the board of directors of an Affiliate shall not be counted towards the limit under this Section 4.3.4 . Any Awards or other equity compensation plan awards that are scheduled to vest over a period of more than one calendar year shall be applied pro rata for purposes of the limit under this Section 4.3.4 based on the number of years over which such awards are scheduled to vest. For purposes of this Section 4.3.4, the value of any Awards shall be calculated based on the average of the closing trading prices of the Common Stock on the principal stock exchange for such Common Stock during the 30 consecutive trading days immediately preceding the date the Award is granted.

5.EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1Term

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Stockholders. The Plan shall terminate automatically on May 16, 2028 and may be terminated on any earlier date as provided in Section 5.2.

5.2Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Awards that have not been made. An amendment shall be contingent on approval of the Stockholders to the extent stated by the Board, required by applicable law or required by applicable securities exchange listing requirements. No Awards shall be made after the Termination Date. The applicable terms and conditions of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.AWARD ELIGIBILITY AND LIMITATIONS

6.1Service Providers

Subject to this Section 6.1, Awards may be made to any Service Provider as the Committee may determine and designate from time to time.

6.2Successive Awards

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3Stand-Alone, Additional, Tandem, and Substitute Awards

Awards may be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem or substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another award, the Committee shall have the right to require the surrender of such other award in consideration for the grant of the new Award. Subject to the requirements of applicable law, the Committee may make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Stock).

7.AWARD AGREEMENT

The grant of any Award may be contingent upon the Grantee executing an appropriate Award Agreement, in such form or forms as the Committee shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice that provides that acceptance of the Award constitutes acceptance of all terms and conditions of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms and conditions of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.TERMS AND CONDITIONS OF OPTIONS

8.1Option Price

The Option Price of each Option shall be fixed by the Committee and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date; provided , however , that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110% of the Fair Market Value on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

8.2Vesting

Subject to Section 8.3, each Option shall become exercisable at such times and under such conditions (including performance requirements) as stated in the Award Agreement.

8.3Term

Each Option shall terminate, and all rights to purchase Shares thereunder shall cease 10 years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the related Award Agreement; provided , however , that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five years from its Grant Date.

8.4Limitations on Exercise of Option

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the Stockholders as provided herein or (ii) after the occurrence of an event that results in termination of the Option.

8.5Method of Exercise

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6Rights of Holders of Options

Unless otherwise provided in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a Stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares) until the Shares covered thereby are fully paid and issued to him. Except as provided in Section 15 or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.7Delivery of Stock Certificates

Subject to Section 3.6, promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the Shares subject to the Option.

8.8Limitations on Incentive Stock Options

An Option shall constitute an Incentive Stock Option only (i) if the Grantee is an employee of the Company or any Subsidiary, (ii) to the extent specifically provided in the related Award Agreement and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1Right to Payment

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value on the date of exercise over (ii) the SAR Exercise Price, as determined by the Committee. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided , however , that the SAR’s grant price may not be less than the Fair Market Value on the Grant Date of the SAR to the extent required by Section 409A.

9.2Other Terms

The Committee shall determine the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award and any other terms and conditions of any SAR.

9.3Term of SARs

The term of a SAR shall be determined by the Committee; provided, however , that such term shall not exceed 10 years.

9.4Payment of SAR Amount

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Shares, as determined by the Committee) in an amount determined by multiplying:

(i)the difference between the Fair Market Value on the date of exercise over the SAR Exercise Price; by

(ii)the number of Shares with respect to which the SAR is exercised.

10.TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1Restrictions

At the time of grant, the Committee may establish a period of time (a “ Restricted Period ”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or RSUs. Each Award of Restricted Stock or RSUs may be subject to a different Restricted Period and additional restrictions. Neither Restricted Stock nor RSUs may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.

10.2Restricted Stock Certificates

The Company shall issue Shares, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of Shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Committee may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided , however , that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3Rights of Holders of Restricted Stock

Unless the otherwise provided in the applicable Award Agreement and subject to Section 17.10 , holders of Restricted Stock shall have rights as Stockholders, including voting and dividend rights.

10.4Rights of Holders of RSUs

10.4.1Settlement of RSUs

RSUs may be settled in cash or Shares, as determined by the Committee and set forth in the Award Agreement. The Award Agreement shall also set forth whether the RSUs shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such RSUs shall be settled.

10.4.2Voting and Dividend Rights

Unless otherwise provided in the applicable Award Agreement and subject to Section 17.10,  holders of RSUs shall not have rights as Stockholders, including voting or dividend or dividend equivalents rights.

10.4.3Creditor’s Rights

A holder of RSUs shall have no rights other than those of a general creditor of the Company. RSUs represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5Purchase of Restricted Stock

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the Shares represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, if so determined by the Committee, in consideration for past Services rendered.

10.6Delivery of Shares

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to Shares of Restricted Stock or RSUs settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a stock certificate for such Shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1General Rule

Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

11.2Surrender of Shares

To the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of Shares, which Shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already-owned Shares may be authorized only at the time of grant.

11.3Cashless Exercise

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3 .

11.4Other Forms of Payment

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including the Company’s withholding of Shares otherwise due to the exercising Grantee.

12.TERMS AND CONDITIONS OF PERFORMANCE AWARDS

12.1Performance Conditions

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

12.2Performance Awards Granted to Designated Covered Employees

If and to the extent that the Committee determines that a Performance Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms and conditions set forth in this Section 12.2 . Notwithstanding anything herein to the contrary, the Committee may provide for Performance Awards to Covered Employees that are not intended to qualify as “performance-based compensation” for purposes of Section 162(m).

12.2.1Performance Goals Generally

The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 12.2. Performance goals shall be objective and shall otherwise meet the requirements of Section

162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of the Performance Awards. Performance goals may be established on a Company-wide basis, or with respect to one or more business units, divisions, Affiliates or business segments, as applicable. Performance goals may be absolute or relative (to the performance of one or more comparable companies or indices). To the extent consistent with the requirements of Section 162(m), the Committee may determine at the time that goals under this Section 12 are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses and other extraordinary, unusual or non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings). Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

12.2.2Business Criteria

One or more of the following business criteria for the Company, on a consolidated basis, and/or specified Affiliates or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for Performance Awards: (i) cash flow; (ii) earnings per share, as adjusted for any stock split, stock dividend or other recapitalization; (iii) earnings measures (including EBIT and EBITDA)); (iv) return on equity; (v) total stockholder return; (vi) share price performance, as adjusted for any stock split, stock dividend or other recapitalization; (vii) return on capital; (viii) revenue; (ix) income; (x) profit margin; (xi) return on operating revenue; (xii) brand recognition or acceptance; (xiii) customer metrics (including customer satisfaction, customer retention, customer profitability or customer contract terms); (xiv) productivity; (xv) expense targets; (xvi) market share; (xvii) cost control measures; (xviii) balance sheet metrics; (xix) strategic initiatives; (xx) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (xxi) return on assets; (xxii) growth in net sales; (xxiii) the ratio of net sales to net working capital; (xxiv) stockholder value added; (xxv) improvement in management of working capital items (inventory, accounts receivable or accounts payable); (xxvi) sales from newly-introduced products; (xxvii) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations or other transactions; (xxviii) product quality, safety, productivity, yield or reliability (on time and complete orders); (xxix) funds from operations; (xxx) regulatory body approval for commercialization of a product; (xxxi) debt levels or reduction or debt ratios; (xxxii) economic value; (xxxiii) operating efficiency; (xxxiv) research and development achievements; or (xxxv) any combination of the forgoing business criteria; provided , however , that such business criteria shall include any derivations of business criteria listed above ( e.g. , income shall include pre-tax income, net income and operating income).

12.2.3Timing for Establishing Performance Goals

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m).

12.2.4Settlement of Performance Awards; Other Terms

Settlement of Performance Awards may be in cash, Shares, other Awards or other property, as determined by the Committee. The Committee may reduce the amount of a settlement otherwise to be made in connection with Performance Awards.

12.3Written Determinations

All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify as “performance-based compensation” under Section 162(m) as required by Section 162(m). To the extent permitted by Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards.

12.4Status of Section 12.2 Awards under Section 162(m)

It is the intent of the Company that Performance Awards under Section 12.2 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) shall, if so designated by the Committee, qualify as “performance-based compensation” within the meaning of Section 162(m). Accordingly, the terms and conditions of Section 12.2 , including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Section 162(m). The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year or any subsequent fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

13.OTHER SHARE-BASED AWARDS

13.1Grant of Other Share-based Awards

Other Share-based Awards may be granted either alone or in addition to or in conjunction with other Awards. Other Share-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in Shares under any other compensation plan or arrangement of the Company. Subject to the provisions of the Plan, the Committee shall have the authority to determine the persons to whom and the time or times at which such Awards will be made, the number of Shares to be granted pursuant to such Awards, and all other terms and conditions of such Awards. Unless the Committee determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

13.2Terms of Other Share-based Awards

Any Common Stock subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

14.REQUIREMENTS OF LAW

14.1General

The Company shall not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Grantee, any other individual exercising an Option or the Company of any provision of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Committee determines that the listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to sell or issue such Shares unless the Committee has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such Shares pursuant to an exemption from registration under the Securities Act. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

14.2Section 25102(o) of the California Corporations Code.

The Plan is intended to comply with Section 25102(o) of the California Corporations Code. In that regard, to the extent required by Section 25102(o), (i) the terms of any Options or SARs, to the extent vested and exercisable upon a Grantee’s Separation from Service, shall include any minimum exercise periods following Separation from Service specified by Section 25102(o), and (ii) any repurchase right of the Company with respect to Shares issued under the Plan shall include a minimum 90-day notice requirement. Any provision of the Plan that is inconsistent with Section 25102(o) shall, without further act or amendment by the Company, be reformed to comply with the requirements of Section 25102(o).

14.3Rule 16b-3

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Committee may modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15.EFFECT OF CHANGES IN CAPITALIZATION

15.1Adjustments for Changes in Capital Structure

Subject to any required action by the Stockholders, in the event of any change in the Shares effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the Stockholders in a form other than Shares (excepting normal cash dividends) that has a material effect on the Fair Market Value of Shares, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, and in the Option Price, SAR Exercise Price or Purchase Price per Share of any outstanding Awards in order to prevent dilution or enlargement of Grantees’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to a Change in Control) shares of another corporation (the “ New Shares ”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of Shares subject to, and the Option Price, SAR Exercise Price or Purchase Price per Share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee. Any fractional share resulting from an adjustment pursuant to this Section 15.1 shall be rounded down to the nearest whole number and the Option Price, SAR Exercise Price or Purchase Price per share shall be rounded up to the nearest whole cent. In no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The Committee may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. Adjustments determined by the Committee pursuant to this Section 15.1 shall be made in accordance with Section 409A to the extent applicable.

15.2Change in Control

15.2.1Consequences of a Change in Control

Subject to the requirements and limitations of Section 409A if applicable, the Committee may provide for any one or more of the following in connection with a Change in Control:

(i)Accelerated Vesting. The Committee may provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Grantee’s Service prior to, upon, or following such Change in Control, to such extent as the Committee shall determine

(ii)Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor or purchasing corporation or other business entity or parent thereof, as the case may be (the “ Acquiror ”), may, without the consent of any Grantee, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section 15.2 , if so determined by the Committee, an Award denominated in Shares shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a Share on the effective date of the Change in Control was entitled; provided , however , that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each Share subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by Stockholders pursuant to the Change in Control. If any portion of such consideration may be received by Stockholders pursuant to the Change in Control on a contingent or delayed basis, the Committee may determine such Fair Market Value as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(iii)Cash-Out of Awards. The Committee may, in its discretion and without the consent of any Grantee, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Committee) subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Share in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by Stockholders pursuant to the Change in Control on a contingent or delayed basis, the Committee may determine such Fair Market Value as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Grantees in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards. For avoidance of doubt, if the amount determined pursuant to this Section 15.2 for an Option or SAR is zero or less, the affected Option or SAR may be cancelled without any payment therefore.

15.2.2Change in Control Defined

Unless otherwise provided in the applicable Award Agreement, a “Change in Control” means the consummation of any of the following events:

(i)The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Company or any subsidiary, affiliate (within the meaning of Rule 144 promulgated under the Securities Act) or employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “ Voting Securities ”);

(ii)A reorganization, merger, consolidation or recapitalization of the Company (a “ Business Combination ”), other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the Persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

(iii)A complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company; or

(iv)During any period of 24 consecutive months, the Incumbent Directors cease to constitute a majority of the Board; “ Incumbent Directors ” means individuals who were members of the Board at the beginning of such period or individuals whose election or nomination for election to the Board by the Stockholders was approved by a vote of at least a majority of the then Incumbent Directors (but excluding any individual whose initial election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors).

Notwithstanding the foregoing, if it is determined that an Award is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control for purposes of the Plan unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

15.3Adjustments

Adjustments under this Section 15 related to Shares or securities of the Company shall be made by the Committee. No fractional Shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.

16.NO LIMITATIONS ON COMPANY

The making of Awards shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

17.TERMS APPLICABLE GENERALLY TO AWARDS

17.1Disclaimer of Rights

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. In addition, notwithstanding anything contained in the

Plan to the contrary, unless otherwise provided in the applicable Award Agreement, no Award shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms and conditions of the Plan.

17.2Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations upon the right and authority of the Board or its delegate to adopt such other compensation arrangements as the Board or its delegate determines desirable.

17.3Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any Shares upon the exercise of an Option or SAR or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Committee, the Grantee may elect to satisfy such obligations, or the Company may require such obligations to be satisfied, in whole or in part, (i) by causing the Company or the Affiliate to withhold the minimum required number of Shares otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 17.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

17.4Other Provisions

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee. In the event of any conflict between the terms and conditions of an employment agreement and the Plan, the terms and conditions of the employment agreement shall govern.

17.5Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms and conditions, and all provisions shall remain enforceable in any other jurisdiction.

17.6Governing Law

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law, and applicable Federal law.

17.7Section 409A

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Committee shall have any liability to any Grantee for such tax or penalty.

17.8Separation from Service

The Committee shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the applicable Award Agreement. Without limiting the foregoing, the Committee may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

17.9Transferability of Awards

17.9.1Transfers in General

Except as provided in Section 17.9.2 , no Award shall be assignable or transferable by the Grantee, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

17.9.2Family Transfers

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.9.2 , a “not for value” transfer is a transfer that is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights or (iii) a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 17.9.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 17.9.2 or by will or the laws of descent and distribution.

17.10Dividends and Dividend Equivalent Rights

If specified in the Award Agreement, the recipient of an Award may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid currently or may be deemed to be reinvested in additional Shares or other securities of the Company at a price per unit equal to the Fair Market Value on the date that such dividend was paid to Stockholders, as determined by the Committee. Notwithstanding the foregoing, in no event will dividends or dividend equivalents on any Award that is subject to the achievement of performance criteria be payable before the Award has become earned and payable.

17.11Plan Construction

In the Plan, unless otherwise stated, the following uses apply: (i) references to a statute or law refer to the statute or law and any amendments and any successor statutes or laws, and to all valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder, as amended, or their successors, as in effect at the relevant time; (ii) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”; (iii) indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company; (iv) the words “include,” “includes” and “including” (and the like) mean “include, without limitation,” “includes, without limitation” and “including, without limitation” (and the like), respectively; (v) all references to articles and sections are to articles and sections in the Plan; (vi) all words used shall be construed to be of such gender or number as the circumstances and context require; (vii) the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan or any of its provisions; (viii) any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, shall mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and (ix) all accounting terms not specifically defined shall be construed in accordance with generally accepted accounting principles.

APPENDIX B

ENERGOUS CORPORATION
EMPLOYEE STOCK PURCHASE PLAN

1.PURPOSE

This Energous Corporation Employee Stock Purchase Plan is intended to provide employees of the Company and its Participating Subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Company intends that this Plan qualify as an “employee stock purchase plan” under Code Section 423 and this Plan shall be interpreted in a manner that is consistent with that intent.

2.DEFINITIONS

“Board” means the Board of Directors of the Company.

“Code” means the U. S. Internal Revenue Code of 1986.

“Committee” means the committee appointed by the Board to administer this Plan from time to time. As of the Effective Date, the Compensation Committee of the Board shall be the Committee.

“Common Stock” means the common stock of the Company, par value $0.00001 per share.

“Company” means Energous Corporation, a Delaware corporation.

“Compensation” means base salary, wages, annual and recurring bonuses, and commissions paid to an Eligible Employee by the Company or a Participating Subsidiary as compensation for services to the Company or Participating Subsidiary, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan, including overtime, vacation pay, holiday pay, jury duty pay, and funeral leave pay, but excluding education or tuition reimbursements, imputed income arising under any group insurance or benefit program, travel expenses, business and relocation expenses, and income received in connection with stock options or other equity-based awards.

“Corporate Transaction” means a merger, consolidation, acquisition of property or stock, separation, reorganization, or other corporate event described in Code Section 424.

“Designated Broker” means the financial services firm or other agent designated by the Company to maintain ESPP Share Accounts on behalf of Participants who have purchased shares of Common Stock under this Plan.

“Disability” means the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

“Effective Date” means the date as of which this Plan is adopted by the Board, subject to this Plan obtaining stockholder approval in accordance with Section 19.11 (Stockholder Approval).

“Employee” means any person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such employer. For purposes of this Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave, or other leave of absence approved by the Company or a Participating Subsidiary that meets the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months, or such other period of time specified in Treasury Regulation Section 1.421-1(h)(2), and the individual’s right to reemployment is not guaranteed by statute or contract, the employment relationship shall be deemed to have terminated on the first day immediately after such three (3)-month period, or such other period specified in Treasury Regulation Section 1.421-1(h)(2).

“Eligible Employee” means each Employee; provided, however, that the Committee may exclude from participation in this Plan or any Offering any Employee who (i) has been employed by the Company or a Participating Subsidiary for less than two (2) years, (ii) is customarily employed by the Company or a Participating Subsidiary for twenty (20) hours per week or less, (iii) is customarily employed by the Company or a Participating Subsidiary for not more than five (5) months per calendar year, or (iv) is a “highly compensated employee” of the Company or a Participating Subsidiary (within the meaning of Code Section 414(q)).

“Enrollment Form” means an agreement authorized by the Committee (which may be electronic) pursuant to which an Eligible Employee may elect to enroll in this Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.

“ESPP Share Account” means an account into which Common Stock purchased with accumulated payroll deductions at the end of an Offering Period are held on behalf of a Participant.

“Exchange Act” means the U.S. Securities Exchange Act of 1934.

“Fair Market Value” means, as of any date, the value of the shares of Common Stock as determined in the immediately following sentences. If the shares are listed on any established stock exchange or a national market system, the Fair Market Value shall be the closing price of a share (or if no sales were reported, the closing price on the Trading Day immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal. In the absence of an established market for the shares, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Grant Date” means the first Trading Day of each Offering Period as designated by the Committee.

“Offering or Offering Period” means a period of six (6) months beginning January 1 and July 1 of each year; provided, however, that, pursuant to Section 5, the Committee may change the duration of future Offering Periods (subject to a maximum Offering Period of twenty-seven (27) months) and/or the start and end dates of future Offering Periods.

“Participant” means an Eligible Employee who is actively participating in this Plan.

“Participating Subsidiaries” means the Subsidiaries that have been designated as eligible to participate in this Plan, and such other Subsidiaries that may be designated by the Committee from time to time in its sole discretion.

“Plan” means this Energous Corporation Employee Stock Purchase Plan.

“Purchase Date” means the last Trading Day of each Offering Period.

“Purchase Price” means an amount equal to the lesser of (i) eighty-five percent (85%) (or such greater percentage as designated by the Committee for an Offering Period) of the Fair Market Value of a share of Common Stock on the Grant Date or (ii) eighty-five percent (85%) (or such greater percentage as designated by the Committee for an Offering Period) of the Fair Market Value of a share of Common Stock on the Purchase Date; provided, however, that, the Purchase Price per share of Common Stock shall in no event be less than the par value of the Common Stock.

“Retirement” means the Participant’s voluntary termination of employment from the Company and each Participating Subsidiary after having attained age sixty-five (65).

“Securities Act” means the U.S. Securities Act of 1933.

“Subsidiary” means any corporation, domestic or foreign, of which not less than fifty percent (50%) of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation exists now or is hereafter organized or acquired by the Company or a Subsidiary. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Code Section 424(f).

“Trading Day” means any day on which the established stock exchange or national market system upon which the Common Stock is listed is open for trading or, if the Common Stock is not listed on an established stock exchange or national market system, a business day, as determined by the Committee in good faith.

3.ADMINISTRATION

3.1General. This Plan shall be administered by the Committee, which shall have the authority to construe and interpret this Plan, prescribe, amend, and rescind rules relating to this Plan’s administration, and take any other actions necessary or desirable for the administration of this Plan, including adopting sub-plans applicable to particular Participating Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Code Section 423. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in this Plan. All decisions of the Committee in connection with the administration of this Plan shall be in the Committee’s sole discretion, and such decisions shall be final and binding on all persons. All expenses of administering this Plan shall be borne by the Company. The Board may take any action under this Plan that would otherwise be the responsibility of the Committee.

3.2Delegation. To the extent necessary or appropriate, the Committee may delegate any of its duties or responsibilities under the Plan as they pertain to a Participating Subsidiary to such Participating Subsidiary. The Committee (or any Participating Subsidiary with the consent of the Committee) may appoint or engage any person or persons as a third party administrator to perform ministerial functions pertaining to the issuance, accounting, recordkeeping, forfeiture, exercise, communication, transfer, or any other functions or activities necessary or appropriate to administer and operate this Plan.

4.ELIGIBILITY

4.1General. Unless otherwise determined by the Committee in a manner that is consistent with Code Section 423, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Code Section 423.

4.2Eligibility Restrictions. Notwithstanding any provision of this Plan to the contrary, no Eligible Employee shall be granted an option under this Plan if (i) immediately after the grant of the option, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Code Section 424(d)) would own capital stock of the Company or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary or (ii) such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Code Section 423) of the Company and its Subsidiaries to accrue at a rate that exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding.

5.OFFERING PERIODS

This Plan shall be implemented by a series of Offering Periods, each of which shall be six (6) months in duration, with new Offering Periods commencing on or about January 1 and July 1 of each year (or such other times as determined by the Committee). The Committee shall have the authority to change the duration, frequency, start date, and end date of Offering Periods.

6.PARTICIPATION

6.1Enrollment; Payroll Deductions. An Eligible Employee may elect to participate in this Plan by properly completing an Enrollment Form, which may be electronic, and submitting it to the Company, in accordance with the enrollment procedures established by the Committee. Participation in this Plan is entirely voluntary. By submitting an Enrollment Form, the Eligible Employee authorizes payroll deductions from his or her paycheck in an amount equal to at least one percent (1%), but not more than ten percent (10%) (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins), of his or her Compensation on each pay day occurring during an Offering Period. Payroll deductions shall commence on the first payroll date after the Grant Date and end on the last payroll date on or before the Purchase Date. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Committee, a Participant may not make any separate contributions or payments to this Plan.

6.2Election Changes. During an Offering Period, a Participant may decrease or increase his or her rate of payroll deductions applicable to such Offering Period only one (1) time. To make such a change, the Participant must submit a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen (15) days before the Purchase Date, with any permitted change to take effect as soon as administratively practicable. A Participant may decrease or increase his or her rate of payroll deductions for future Offering Periods by submitting a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen (15) days before the start of the next Offering Period.

6.3Automatic Re-enrollment. The deduction rate selected in the Enrollment Form shall remain in effect for subsequent Offering Periods unless the Participant (i) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 6.2 (Election Changes), (ii) withdraws from this Plan in accordance with Section 10, or (iii) terminates employment or otherwise becomes ineligible to participate in this Plan.

7.GRANT OF OPTION

On each Grant Date, each Participant in the applicable Offering Period shall be granted an option to purchase, on the Purchase Date, a number of shares of Common Stock determined by dividing the Participant’s accumulated payroll deductions by the applicable Purchase Price; provided, however, that in no event shall any Participant purchase more than seven thousand five hundred (7,500) shares of Common Stock during an Offering Period (subject to adjustment in accordance with Section 18 and the limitations set forth in Sections 4.2 (Eligibility Restrictions) and 13).

8.EXERCISE OF OPTION/PURCHASE OF SHARES

A Participant’s option to purchase shares of Common Stock shall be exercised automatically on the Purchase Date of each Offering Period. The Participant’s accumulated payroll deductions shall be used to purchase the maximum number of whole shares that can be purchased with the amounts in the Participant’s notional account, subject to the limitations set forth in this Plan. No fractional shares may be purchased but notional fractional shares of Common Stock shall be allocated to the Participant’s ESPP Share Account to be aggregated with other notional fractional shares of Common Stock on future Purchase Dates, subject to earlier withdrawal by the Participant in accordance with Section 10 or termination of employment in accordance with Section 11. Any accumulated payroll deductions that remain in a Participant’s notional account after applying the limitations of Section 4.2 (Eligibility Restrictions) and Section 7 shall be returned to the Participant as soon as administratively practicable.

9.TRANSFER OF SHARES

As soon as reasonably practicable after each Purchase Date, the Company shall arrange for the delivery to each Participant of the shares of Common Stock purchased upon exercise of his or her option. The Committee may permit or require that the shares be deposited directly into an ESPP Share Account established in the name of the Participant with a Designated Broker and may require that the shares of Common Stock be retained with such Designated Broker for a specified period of time. Participants shall not have any voting, dividend, or other rights of a stockholder with respect to the shares of Common Stock subject to any option granted hereunder until such shares have been delivered pursuant to this Section 9.

10.WITHDRAWAL

10.1Withdrawal Procedure. A Participant may withdraw from an Offering by submitting to the Company a revised Enrollment Form indicating his or her election to withdraw at least fifteen (15) days before the Purchase Date. The accumulated payroll deductions held on behalf of a Participant in his or her notional account (that have not been used to purchase shares of Common Stock) shall be paid to the Participant promptly after receipt of the Participant’s Enrollment Form indicating his or her election to withdraw and the Participant’s option shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions shall be made during any succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 6.1 (Enrollment; Payroll Deductions).

10.2Effect on Succeeding Offering Periods. A Participant’s election to withdraw from an Offering Period shall not have any effect upon his or her eligibility to participate in succeeding Offering Periods that commence after the completion of the Offering Period from which the Participant withdraws.

11.TERMINATION OF EMPLOYMENT; CHANGE IN EMPLOYMENT STATUS

In the event of a Participant’s termination of employment from the Company and the Participating Subsidiaries due to the Participant’s Retirement, Disability, or death within three (3) months before a Purchase Date, such Participant’s accumulated payroll deductions shall be used to purchase shares on the Purchase Date. Upon termination of a Participant’s employment from the Company and the Participating Subsidiaries for any other reason or at any other time, or a change in the Participant’s employment status after which the Participant is no longer an Eligible Employee, the Participant shall be deemed to have withdrawn from this Plan and the payroll deductions in the Participant’s notional account (that have not been used to purchase shares of Common Stock) shall be returned to the Participant, or in the case of the Participant’s death, to the person(s) entitled to such amounts under Section 17, and the Participant’s option shall be automatically terminated.

12.INTEREST

No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in this Plan.

13.SHARES RESERVED FOR PLAN

13.1Number of Shares. A total of one million five hundred fifty thousand (1,550,000) shares of Common Stock have been reserved as authorized for the grant of options under this Plan. The shares of Common Stock may be newly issued shares, treasury shares, or shares acquired on the open market. If an option under this Plan expires or is terminated unexercised for any reason, the shares as to which such option so expired or terminated again may be made subject to an option under this Plan.

13.2Oversubscribed Offerings. The number of shares of Common Stock that a Participant may purchase in an Offering under this Plan may be reduced if the Offering is oversubscribed. No option granted under this Plan shall permit a Participant to purchase shares of Common Stock that, if added together with the total number of shares of Common Stock purchased by all other Participants in such Offering, would exceed the total number of shares of Common Stock remaining available under this Plan. If the Committee determines that, on a particular Purchase Date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under this Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

14.TRANSFERABILITY

No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an option or any rights to receive Common Stock hereunder, may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 17) by the Participant. Any attempt to assign, transfer, pledge, or otherwise dispose of such rights or amounts shall be without effect.

15.APPLICATION OF FUNDS

All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be required to segregate such payroll deductions or contributions.

16.STATEMENTS

Participants shall be provided with statements at least annually that shall set forth the contributions made by the Participant to this Plan, the Purchase Price of any shares of Common Stock purchased with accumulated funds, the number of shares of Common Stock purchased, and any payroll deduction amounts remaining in the Participant’s notional account.

17.DESIGNATION OF BENEFICIARY

A Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive any shares of Common Stock and cash in respect of any fractional shares of Common Stock, if any, from the Participant’s ESPP Share Account under this Plan in the event of such Participant’s death. In addition, a Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive any cash withheld through payroll deductions and credited to the Participant’s notional account in the event of the Participant’s death before the Purchase Date of an Offering Period.

18.	ADJUSTMENTS FOR CHANGES IN CAPITALIZATION; DISSOLUTION OR LIQUIDATION; CORPORATE TRANSACTIONS

18.1Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the Company’s structure affecting the Common Stock occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, the Committee shall, in such manner as it deems equitable, adjust the number of shares and class of Common Stock that may be delivered under this Plan, the Purchase Price per share, and the number of shares of Common Stock covered by each outstanding option under this Plan, and the numerical limits of Section 7 and Section 13.

18.2Dissolution or Liquidation. Unless otherwise determined by the Committee, in the event of a proposed dissolution or liquidation of the Company, any Offering Period then in progress shall be shortened by setting a new Purchase Date and the Offering Period shall end immediately before the proposed dissolution or liquidation. The new Purchase Date shall be before the date of the Company’s proposed dissolution or liquidation. Before the new Purchase Date, the Committee shall provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option shall be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

18.3Corporate Transactions. In the event of a Corporate Transaction, the then-current Offering Period shall be shortened by setting a new Purchase Date on which the Offering Period shall end. The new Purchase Date shall occur before the date of the Corporate Transaction. Before the new Purchase Date, the Committee shall provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option shall be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

19.GENERAL PROVISIONS

19.1Equal Rights and Privileges. Notwithstanding any provision of this Plan to the contrary and in accordance with Code Section 423, all Eligible Employees who are granted options under this Plan shall have the same rights and privileges.

19.2No Right to Continued Service. Neither this Plan nor any compensation paid hereunder shall confer on any Participant the right to continue as an Employee or in any other capacity.

19.3Rights as Stockholder. A Participant shall become a stockholder with respect to the shares of Common Stock that are purchased pursuant to options granted under this Plan when the shares are transferred to the Participant’s ESPP Share Account. A Participant shall have no rights as a stockholder with respect to shares of Common Stock for which an election to participate in an Offering Period has been made until such Participant becomes a stockholder as provided above.

19.4Successors and Assigns. This Plan shall be binding on the Company and its successors and assigns.

19.5Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

19.6Compliance with Law. The obligations of the Company with respect to payments under this Plan are subject to compliance with all applicable laws and regulations. Common Stock shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed.

19.7Notice of Disqualifying Dispositions. Each Participant shall give the Company prompt written notice of any disposition or other transfer of shares of Common Stock acquired pursuant to the exercise of an option acquired under this Plan, if such disposition or transfer is made within two (2) years after the applicable Grant Date or within one (1) year after the applicable Purchase Date.

19.8Term of Plan. This Plan shall become effective on the Effective Date and, unless terminated earlier pursuant to Section 19.9 (Amendment or Termination), shall have a term of ten (10) years.

19.9Amendment or Termination. The Committee may, in its sole discretion, amend, suspend, or terminate this Plan at any time and for any reason. If this Plan is terminated, the Committee may elect to terminate all outstanding Offering Periods either immediately or once shares of Common Stock have been purchased on the next Purchase Date (which may, in the discretion of the Committee, be accelerated) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment in accordance with Section 18). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock shall be returned to Participants (without interest, except as otherwise required by law) as soon as administratively practicable.

19.10Applicable Law. The laws of the State of Delaware shall govern all questions concerning the construction, validity, and interpretation of this Plan, without regard to such state’s conflict of law rules.

19.11Stockholder Approval. This Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date this Plan is adopted by the Board.

19.12Code Section 423. This Plan is intended to qualify as an “employee stock purchase plan” under Code Section 423. Any provision of this Plan that is inconsistent with Code Section 423 shall be reformed to comply with Code Section 423.

19.13Withholding. To the extent required by applicable Federal, state, or local law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with this Plan.

19.14Severability. If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

19.15Plan Construction. In this Plan, unless otherwise stated, the following uses apply: (i) references to a statute or law shall refer to the statute or law and any amendments and any successor statutes or laws, and to all regulations promulgated under or implementing the statute or law, as amended, or its successors, as in effect at the relevant time; (ii) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”; (iii) indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company; (iv) the words “include,” “includes” and “including” mean “include, without limitation,” “includes, without limitation” and “including, without limitation,” respectively; (v) all references to articles and sections are to articles and sections in this Plan; (vi) all words used shall be construed to be of such gender or number as the circumstances and context require; (vii) the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of this Plan, nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions; (viii) any reference to an agreement, plan, policy, form, document, or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document, or set of documents, shall mean such agreement, plan, policy, form, document, or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions, or replacements thereof; and (ix) all accounting terms not specifically defined shall be construed in accordance with GAAP.

Appendix C

ENERGOUS CORPORATION

PERFORMANCE SHARE UNIT PLAN

(as amended and restated June 16, 2021)

Energous Corporation, a Delaware corporation, sets forth herein the terms and conditions of its Performance Share Unit Plan, as follows:

1.PURPOSE

The Plan is intended to enhance the ability of the Company and its Affiliates to attract and retain highly qualified officers, non- employee directors, key employees, consultants, and advisors, and to motivate such officers, directors, key employees, consultants, and advisors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of Performance Share Units.

2.DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1“Acquiror” shall have the meaning set forth in Section 10.2.1.

2.2 “Affiliate” means any company or other trade or business that “controls,” is “controlled by,” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.

2.3 “Award” means a grant under the Plan of Performance Share Units.

2.4 “Award Agreement” means a written agreement between the Company and a Grantee, in substantially the form set forth as Exhibit A (or such other form as the Committee may determine from time to time), that evidences and sets out the terms and conditions of an Award.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Business Combination” shall have the meaning set forth in Section 10.2.2.

2.7 “Cause” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment or severance agreement; or, if there is no such definition, “Cause” means: (i) the commission of any act by a Grantee constituting financial dishonesty against the Company or its Affiliates (which act would be chargeable as a crime under applicable law); (ii) a Grantee’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality, or harassment which would (a) materially adversely affect the business or the reputation of the Company or any of its Affiliates with their respective current or prospective customers, suppliers, lenders, or other third parties with whom such entity does or might do business or (b) expose the Company or any of its Affiliates to a risk of civil or criminal legal damages, liabilities, or penalties; (iii) the repeated failure by a Grantee to follow the directives of the chief executive officer of the Company or any of its Affiliates or the Board, or (iv) any material misconduct, violation of the Company’s or Affiliates’ policies, or willful and deliberate non-performance of duty by the Grantee in connection with the business affairs of the Company or its Affiliates.

2.8 “Change in Control” shall have the meaning set forth in Section 10.2.2.

2.9 “Closing Share Price” shall mean the closing or last sale price of one Share, as reported on the Nasdaq Stock Market, or such other stock exchange constituting the principal exchange on which the Shares are traded, for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date.

2.10“Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. References to the Code shall include the valid and binding governmental regulations, court decisions, and other regulatory and judicial authority issued or rendered thereunder.

2.11“Committee” means the Compensation Committee of the Board, or such other committee as determined by the Board. The Compensation Committee of the Board may designate a subcommittee of its members to serve as the Committee (to the extent the Board has not designated another person, committee, or entity as the Committee). The Board shall cause the Committee to satisfy the applicable requirements of any securities exchange on which the Shares may then be listed. For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Compensation Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.

2.12“Company” means Energous Corporation, a Delaware corporation.

2.13“Common Stock” means the common stock of the Company, par value $.00001 per share.

2.14“Consultant” means a consultant or advisor that provides bona fide services to the Company or any Affiliate and who qualifies as a consultant or advisor for purposes of Form S-8.

2.15“Disability” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically-determinable physical or mental impairment that is potentially permanent in character or that can be expected to last for a continuous period of not less than 12 months.

2.16“Effective Date” means June 16, 2021, the date the Plan was approved by the Stockholders.

2.17“Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. References to the Exchange Act shall include the valid and binding governmental regulations, court decisions, and other regulatory and judicial authority issued or rendered thereunder.

2.18“Fair Market Value” of a Share as of a particular date means (i) if the Shares are listed on a national securities exchange, the closing or last price of a Share on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the Shares are not then listed on a national securities exchange, or the value of Shares is not otherwise determinable, such value as determined by the Board.

2.19“Grant Date” means the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (iii) such other date as may be specified by the Board in the Award Agreement.

2.20“Grantee” means a person who receives or holds an Award.

2.21“Incumbent Directors” shall have the meaning set forth in Section 10.2.2.

2.22“Issued Shares” means, collectively, all outstanding Shares issued pursuant to Awards.

2.23“New Shares” shall have the meaning set forth in Section 10.1.

2.24“Performance Metric” means any one or more of the following performance metrics, either individually, alternatively or in any combination, applied on a company-wide, subsidiary, division, business unit or line of business basis:

•	cash flow or liquidity measures (including without limitation free cash flow and cash flow from operating, investing or financing activities or any combination thereof);
•	assets;
•	revenue (whether net or gross, related to any one or more products, services or customers);
•	costs or expenses;
•	margins (gross margin, operating margin or other), as improvement in margins;
•	return on assets, equity, investment, revenue, sales, capital, net capital employed or total shareholder return;
•	income (including operating income, pre-tax income, net income or any other measure of income) on an aggregate or per share basis;
•	earnings or loss (including measures of adjusted earning and loss such as EBITDA) and per share measure of earnings;
•	indebtedness;
•	credit rating;
•	profit (gross or net) or sales (before or after taxes);
•	ratios (including one or more of price to earnings, debt to assets, debt to net assets and ratios regarding liquidity, solvency, fiscal capacity, productivity or risk);
•	economic value added;
•	stock price or market capitalization;
•	achievement of key corporate initiatives, projects or customer wins;
•	regulatory goals or milestones including the advancement of governmental permitting and approval processes;
•	research and development milestones, including contract-related milestones;
•	product invention or innovation;
•	goals related to development, design, fabrication, production or fulfillment;
•	backlog, billings or bookings;
•	employee retention, productivity and satisfaction metrics;
•	any other metric that is capable of measurement as determined by the Committee.

2.25 “Performance Share Unit” means a bookkeeping entry reflecting the right of a Grantee to receive a Share in the future, on the terms and subject to the conditions of Section 8 and the applicable Award Agreement.

2.26“Plan” means this Energous Corporation Performance Share Unit Plan (formerly known as the 2015 Performance Share Unit Plan).

2.27“Prior Amendment Date” means May 26, 2020.

2.28“Section 409A” means Code Section 409A.

2.29“Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended. References to the Securities Act shall include the valid and binding governmental regulations, court decisions, and other regulatory and judicial authority issued or rendered thereunder.

2.30“Separation from Service” means a termination of Service of or by a Service Provider for any reason or no reason; provided, however, that if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.31“Service” means service as a Service Provider to the Company or an Affiliate. A Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.32“Service Provider” means an employee, officer, non-employee member of the Board, or Consultant of the Company or an Affiliate.

2.33“Share” means a share of Common Stock.

2.34“Stockholders” means the stockholders of the Company.

2.35“Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).

2.36“Termination Date” means May 16, 2028, unless the Plan is earlier terminated by the Board under Section 5.2.

2.37“Voting Securities” shall have the meaning set forth in Section 10.2.2.

3.ADMINISTRATION OF THE PLAN

3.1General

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter (as in effect from time to time), and with respect to the power and authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, unless such power or authority is specifically reserved by the Board. Except as specifically provided in Section 9 or as otherwise may be required by applicable law, regulatory requirement, or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided, however, the Board shall retain the right to exercise the authority of the

Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Shares may then be listed. All decisions and actions by the Board or the Committee under the Plan, including the interpretation or construction of any provision of the Plan, any Award, or any Award Agreement, shall be in the sole discretion of the Board or the Committee, as applicable, and shall be final, binding, and conclusive. Without limitation, the Board shall have full and final power and authority, subject to the other terms and conditions of the Plan, to:

(a)designate Grantees;

(b)determine the number of Shares to be subject to an Award;

(c)establish the terms and conditions of each Award;

(d)prescribe the form of each Award Agreement; and

(e)amend, modify, or supplement the terms of any outstanding Award, including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

3.2Forfeitures; Clawbacks

Upon notification of a Separation from Service for Cause, any outstanding Award held by the Grantee, whether vested or unvested, shall terminate immediately, such Award shall be forfeited, and the Grantee shall have no further rights thereunder.

Any Award, amount, or benefit received under the Plan shall be subject to potential cancellation, recoupment, rescission, payback, or other action in accordance with the terms of any applicable Company clawback policy or any applicable law, as may be in effect from time to time, including the requirements of (i) Section 304 of the Sarbanes Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any implementing rules and regulations thereunder; (ii) similar rules under the laws of any other jurisdiction; and (iii) any policies adopted by the Company to implement such requirements, all to the extent determined by the Board to be applicable to the Grantee. By accepting an Award, the Grantee shall be deemed to have acknowledged and consented to the Company’s application, implementation, and enforcement of any applicable Company clawback policy that may apply to the Grantee, whether adopted prior to or following the date of the Award, and any provision of applicable law relating to cancellation, recoupment, rescission, or payback of compensation, and to have agreed that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

If the Grantee breaches a non-competition, non-solicitation, non-disclosure, non-disparagement, or other restrictive covenant set forth in an Award Agreement or any other agreement between the Grantee and the Company or any Affiliate, whether during the Grantee’s Service or after the Grantee’s Separation from Service, in addition to any other penalties or restrictions that may apply under any such agreement, state law, or otherwise, the Grantee shall forfeit or pay to the Company:

(i)any and all outstanding Awards granted to the Grantee, including Awards that have become earned or vested;

(ii)any Shares held by the Grantee in connection with the Plan that were acquired by the Grantee after the Grantee’s Separation from Service and within the 12-month period immediately preceding the Grantee’s Separation from Service; and

(iii)the profit realized by the Grantee from the sale, or other disposition for consideration, of any Shares received by the Grantee in connection with the Plan after the Grantee’s Separation from Service, and within the 12-month period immediately preceding the Grantee’s Separation from Service where such sale or disposition occurs in such similar time period.

3.3Deferral Arrangement

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred stock units.

3.4No Liability

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or Award Agreement.

4.SHARES SUBJECT TO THE PLAN

Subject to adjustment under Section 10, the aggregate number of Shares available for the grant of Awards shall be increased by an additional 1,700,000 Shares, for a total of 5,110,104. In the event that Shares previously issued under the Plan on or after the Prior Amendment Date are reacquired by the Company pursuant to a forfeiture provision, or repurchase by the Company, such Shares shall be added to the number of Shares then available for issuance under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares, treasury Shares, or Shares purchased on the open market or otherwise.

5.EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1Term

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Stockholders. The Plan shall terminate automatically on the Termination Date and may be terminated on any earlier date as provided in Section 5.2.

5.2Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards that have not been made. An amendment shall be contingent on approval of the Stockholders to the extent stated by the Board, required by applicable law, or required by applicable securities exchange listing requirements. No Awards shall be made after the Termination Date. The applicable terms and conditions of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date, shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.AWARD ELIGIBILITY

Awards may be made to any Service Provider as the Committee shall determine and designate from time to time.

7.AWARD AGREEMENT

The grant of any Award may be contingent upon the Grantee executing an Award Agreement. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.

8.TERMS AND CONDITIONS OF PERFORMANCE SHARE UNITS

8.1Performance Measures and Terms and Conditions

Performance Share Units shall be eligible to become earned during an applicable performance period based upon the applicable Performance Metric chosen by the Board. At the time of grant, the Board may establish a period of time and any additional terms and conditions applicable to Performance Share Units. Each Award may use different Performance Metrics.

8.2Rights of Holders of Performance Share Units

8.2.1Settlement of Performance Share Units

Performance Share Units shall be settled in Shares in accordance with the terms of the applicable Award Agreement.

8.2.2Voting and Dividend Rights

Holders of Performance Share Units shall not have rights as Stockholders, including voting or dividend or dividend equivalent rights.

8.2.3Creditor’s Rights

A holder of Performance Share Units shall have no rights other than those of a general creditor of the Company. Performance Share Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the Plan and the applicable Award Agreement.

8.3Delivery of Shares

Upon the satisfaction of all applicable terms and conditions prescribed by the Board, the restrictions applicable to Performance Share shall lapse, and a stock certificate for such Shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be; provided, however, that the Company may elect to satisfy any requirement for the delivery of stock certificates through the use of book entry.

8.4Maximum number of Performance Share Units

The maximum number of Shares that may be subject to Performance Share Units that are granted to any one Grantee during any calendar year shall be 639,075.

9.REQUIREMENTS OF LAW

9.1General

The Company shall not be required to issue Shares under any Award if the issuance of such Shares would constitute a violation by the Grantee, any other person, or the Company of any provision of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Company determines that the listing, registration, or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Grantee or any other person pursuant to such Award unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award.

Specifically, in connection with the Securities Act, upon the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to sell or issue such Shares unless the Board has received evidence satisfactory to it that the Grantee or other person may acquire such Shares pursuant to an exemption from registration under the Securities Act. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority.

9.2Rule 16b-3

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards granted to officers and directors will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

10.EFFECT OF CHANGES IN CAPITALIZATION

10.1Adjustments for Changes in Capital Structure

Subject to any required action by the Stockholders, in the event of any change in the Shares effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the Stockholders in a form other than Shares (excepting normal cash dividends) that has a material effect on the Fair Market Value of Shares, appropriate and proportionate adjustments shall be made in the number and class of Shares subject to the Plan and to any outstanding Awards in order to prevent dilution or enlargement of Grantees’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the Shares that are of the same class as the Shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to a Change in Control) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to the outstanding Awards and the outstanding Awards shall be adjusted by the Board in a fair and equitable manner. The Board may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. Adjustments determined by the Board pursuant to this Section 10.1 shall be made in accordance with Section 409A to the extent applicable.

10.2Change in Control

10.2.1Consequences of a Change in Control

Subject to the requirements and limitations of Section 409A if applicable, the Board may provide for any one or more of the following in connection with a Change in Control:

(a)Accelerated Vesting. In the event of a Change in Control, all outstanding Awards made to non-employee directors shall be automatically deemed earned based on the applicable transaction price and such Awards shall be payable in full in connection therewith and any portion of any outstanding Award not earned based on the applicable transaction price shall be cancelled and forfeited. In the event of a Change in Control, all other outstanding Awards shall be automatically deemed earned based on the applicable transaction price and such Awards shall be payable as provided in the applicable Award Agreement and any portion of any outstanding Award not earned based on the applicable transaction price shall be cancelled and forfeited.

(b)Assumption, Continuation, or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Grantee, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section 10.2.1, if so determined by the Board, an Award denominated in Shares shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property, or a combination thereof) to which a holder of a Shares on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the settlement of the Award, for each Share subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per Share consideration received by holders of Shares pursuant to the Change in Control. If any portion of such consideration may be received by holders of Shares pursuant to the Change in Control on a contingent or delayed basis, the Board may determine such Fair Market Value per Share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c)Cash-Out of Awards. The Board may, without the consent of any Grantee, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously settled shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Board) subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Shares in the Change in Control. If any portion of such consideration may be received by holders of Shares pursuant to the Change in Control on a contingent or delayed basis, the Board may determine such Fair Market Value per Share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Board, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Grantees in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

10.2.2Change in Control Defined

A “Change in Control” means the consummation of any of the following events:

(a)the acquisition, other than from the Company, by any individual, entity, or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Company or any subsidiary, affiliate (within the meaning of Rule 144 promulgated under the Securities Act), or employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); or

(b)a reorganization, merger, consolidation, or recapitalization of the Company (a “Business Combination”), other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

(c)a complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company; or

(d)during any period of 24 consecutive months, the Incumbent Directors cease to constitute a majority of the Board; “Incumbent Directors” means individuals who were members of the Board at the beginning of such period or individuals whose election or nomination for election to the Board by the Stockholders was approved by a vote of at least a

(e)majority of the then Incumbent Directors (but excluding any individual whose initial election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors).

Notwithstanding the foregoing, if it is determined that an Award is subject to the requirements of Section 409A and payable upon a Change in Control, the Company shall not be deemed to have undergone a Change in Control for purposes of the Plan unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

10.3Adjustments

Adjustments under this Section 10 related to Shares or other securities of the Company shall be made by the Board. No fractional Shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.

11.NO LIMITATIONS ON COMPANY

The making of Awards shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

12.TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

12.1Disclaimer of Rights

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, no Award shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

12.2Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including the granting of stock options as the Board determines desirable.

12.3Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award or (ii) otherwise due in connection with an Award. At the time of such vesting or lapse, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold the minimum required number of Shares otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 12.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

12.4Captions

The use of captions in the Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

12.5Other Provisions

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board. In the event of any conflict between the terms of an employment agreement and the Plan, the terms of the employment agreement shall govern.

12.6Number and Gender; References

With respect to words used in the Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires. Unless provided otherwise, all references to articles, sections, exhibits, attachments, and the like shall be to articles, sections, exhibits, attachments, and the like in the Plan.

12.7Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

12.8Governing Law

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law.

12.9Section 409A

The Plan is intended to comply with Section 409A to the extent subject thereto and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six- month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six- month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Committee shall have any liability to any Grantee for such tax or penalty.

12.10Transferability of Awards and Issued Shares

12.10.1Transfers in General

No Award shall be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of by the Grantee to whom it is granted, other than by will or the laws of descent and distribution or under a domestic relations order in settlement of marital property rights and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

12.10.2Issued Shares

No Issued Shares shall be sold, assigned, transferred, pledged, hypothecated, given away, or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless (i) such transfer is in compliance with the terms of the applicable Award, all applicable securities laws, and with the terms and conditions of the Plan and (ii) the transferee consents in writing to be bound by the provisions of the Plan, if so required by the Board. In connection with any proposed transfer, the Board may require the transferor to provide at the transferor’s own expense an opinion of counsel to the transferor, satisfactory to the Board, that such transfer is in compliance with all foreign, federal, and state securities laws. Any attempted disposition of Issued Shares not in accordance with the terms and conditions of this Section 12.10.2 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Issued Shares as a result of any such disposition, shall otherwise refuse to recognize any such disposition, and shall not in any way give effect to any such disposition of Issued Shares.

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

ENERGOUS CORPORATION

3590 NORTH FIRST STREET, SUITE 210

SAN JOSE, CA 95134

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand  when  you access the web site and follow the instructions to obtain your records and to create  an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/WATT2021

You may attend the meeting via the Internet and vote during the meeting. Have the  information that is printed in the  box marked by the  arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until

11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then  follow the instructions.

VOTE BY MAIL

Mark, sign and date your  proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,

51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D54376-P56242

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

ENERGOUS CORPORATION

The Board of Directors recommends you vote FOR the following:

1.       Election of Directors

For

All

Withhold

All

For All

Except

To withhold authority to vote  for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

!      !      !

01)     Stephen R. Rizzone

02)     Daniel W. Fairfax

03)     Sheryl Wilkerson

04)     Rahul Patel

05)     Reynette Au

The Board of Directors recommends you vote FOR proposal 2.

For Against Abstain

2.       To ratify the appointment of Marcum LLP as our independent registered public accounting firm for 2021.

! ! !

The Board of Directors recommends you vote FOR proposal 3.

3.       To approve an amendment and restatement of our 2013 Equity Incentive Plan that will increase the total shares of common stock available for issuance thereunder, and effect          ! ! !

certain other changes.

The Board of Directors recommends you vote FOR proposal 4.

4.       To approve an amendment and restatement of our Employee Share Purchase Plan (ESPP) that will increase the total shares of common stock available for issuance thereunder.         ! ! !

The Board of Directors recommends you vote FOR proposal 5.

5.       To approve an amendment and restatement of our Performance Share Unit Plan (PSU Plan) that will increase the total shares of common stock available for issuance thereunder,       ! ! !

and effect certain other changes.

NOTE: To transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature  [PLEASE SIGN WITHIN BOX]                 Date                                                                   Signature  (Joint Owners)                                         Date

Important Notice Regarding the Availability of Proxy Materials for the Annual  Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D54377-P56242

ENERGOUS CORPORATION

Proxy for Annual  Meeting of Stockholders

June 16, 2021 10:00 a.m. Pacific Time

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Daniel W. Fairfax and Brian J. Sereda, and each of them, with the power to act without the other and with full power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side, all the shares of Common Stock of Energous Corporation which the undersigned is entitled to vote and, in their discretion, to vote upon  such other business as may properly come before  the Annual Meeting of Stockholders of Energous Corporation to

be held June 16, 2021 at 10:00 a.m. Pacific Time online or any adjournment thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side